UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-00121
Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2015 – November 30, 2016
Item 1: Reports to Shareholders

Annual Report | November 30, 2016

Vanguard Wellington™ Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	36
About Your Fund’s Expenses.	37
Trustees Approve Advisory Arrangement.	39
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended November 30, 2016, Vanguard Wellington Fund returned more than 7%, outpacing both its benchmark and the average return of its peers.

• The Wellington Fund, the nation’s oldest balanced fund, has about 65% of its assets invested in stocks and 35% in bonds. The fund is broadly diversified, investing in about 100 stocks and nearly 800 bonds across all market sectors.

• The stock portion returned 9.12%, surpassing the 8.06% return of its benchmark, the Standard & Poor’s 500 Index. Stocks of financial and industrial companies added most to the fund’s overall return.

• The fund’s fixed income portfolio returned 3.50%, finishing slightly ahead of the 3.19% return of its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index. The difference can be attributed mostly to the advisor’s corporate bond selections, especially among industrial companies.

Total Returns: Fiscal Year Ended November 30, 2016
Total
Returns
Vanguard Wellington Fund
Investor Shares	7.18%
Admiral™ Shares	7.26
Wellington Composite Index	6.46
Mixed-Asset Target Allocation Growth Funds Average	3.75

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended November 30, 2016
Average
Annual Return
Wellington Fund Investor Shares	6.78%
Wellington Composite Index	6.39
Mixed-Asset Target Allocation Growth Funds Average	4.39

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.26%	0.18%	0.90%

The fund expense ratios shown are from the prospectus dated March 29, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2016, the fund’s expense ratios were 0.25% for Investor Shares and 0.16% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: Mixed-Asset Target Allocation Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you’re like most investors, a big question on your mind is: What’s in store for the markets and the economy in 2017?

At Vanguard, we’re just as curious about the immediate future. But our curiosity is tempered by our belief that forecasts should give a range of possible outcomes, not pinpoint predictions. After all, there are bound to be occurrences the experts won’t see coming.

What really matters for investors

In 2016, we saw two cases in point: The United Kingdom’s June vote to exit the European Union and the November election of Donald Trump as U.S. president. Both unexpected outcomes triggered swift market reactions. But despite some short-term volatility, the markets’ 12-month performance as of November 30, 2016, proved to be less dramatic. U.S. stocks and bonds posted returns close to their long-term averages. International stocks and bonds also advanced, although returns for U.S. investors were reduced by the strength of the U.S. dollar.

The surprises of 2016 remind us to be skeptical of overly precise short-term predictions about 2017. At the cusp of a new year, market prognosticators forecast where the Standard & Poor’s 500 Index or the yield on the 10-year Treasury note will end up in 12 months. Such predictions can be attention-getting. They can also be dead wrong.

Investors are better off taking note of long-term trends that stand to influence our economies and markets. We’re watching these trends closely, and we discuss our latest assessment in our 2017 economic and market outlook, which you can read at vanguard.com/research.

Our global economic outlook: Expect stabilization, not stagnation

One phenomenon in particular that we’re watching is the low-growth, low-interest-rate environment that has marked the global economy since the 2008–09 financial crisis. We don’t think this economic backdrop is simply the result of cyclically weak demand or long-term stagnation. Instead, certain structural forces are contributing: Falling technology costs are restraining the amounts businesses are spending on capital investment, an aging population is weighing on growth in the developed world, and the free movement of capital and products across the globe has restrained prices and wages.

In the near term, these forces will continue to dampen growth, inflation, and interest rates. They also make it unlikely that further monetary stimulus from central banks will do much to spur growth.

I realize this all may sound gloomy, but that’s not how we see it. We expect global growth to stabilize at more modest levels, not stagnate. The world isn’t headed for Japanese-style deflation, in which a widespread sustained drop in prices puts economic activity into hibernation.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	8.88%	14.45%
Russell 2000 Index (Small-caps)	12.08	6.45	13.98
Russell 3000 Index (Broad U.S. market)	8.31	8.68	14.41
FTSE All-World ex US Index (International)	0.26	-1.76	4.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.17%	2.79%	2.43%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.22	3.64	3.43
Citigroup Three-Month U.S. Treasury Bill Index	0.25	0.08	0.07

CPI
Consumer Price Index	1.69%	1.17%	1.30%

In fact, we believe that global growth could pick up modestly over time. Our expectation is based on a potential rebound in productivity as new digital technologies are used more effectively. We also anticipate a slight recovery in the labor force as the baby boom generation finishes its transition to retirement, nudging up demand for workers.

Put expansion in perspective

Looking to the United States, the world’s largest economy remains firmly on a long-term-growth path of about 2% per year. That’s lower than the historical average of 3.25% since 1950. We see such growth at this level as fundamentally sound, rather than abnormally low. Our evaluation takes into account lower U.S. population growth and the reality that the economic expansion from the 1980s until the financial crisis was fueled by debt, distorting the numbers.

Turning to prices, we think that core U.S. inflation should modestly exceed 2% in 2017. That, in turn, will support further interest rate hikes by the Federal Reserve, similar to the one at the end of 2016.

We expect the Fed to raise rates in 2017 before taking an extended pause, and we see the federal funds rate staying below 2% through at least 2018.

Prepare for muted returns

And what about prospects for the markets? Vanguard’s outlook for global stocks and bonds remains the most guarded in ten years, given fairly high stock valuations

Expect more modest returns, rely on time-tested principles

In Vanguard’s economic and market outlook for 2017, Global Chief Economist Joseph Davis and his team offer a projection of more modest returns from the global stock and bond markets. They caution that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

The team’s simulations indicate that for the decade ending in 2026, the average annualized return of a 60% stock/40% bond portfolio is likely to be centered in the 3%–5% range after inflation. That’s below the actual average after-inflation return of 6% for the same portfolio for the nine decades since 1926.

Ultimately, our global market outlook points toward a somewhat more challenging environment, yet one in which, over time, investors with an appropriate level of discipline, diversification, and patience are likely to be rewarded with reasonable inflation-adjusted returns.

For more information about our expectations and the probability of various outcomes, see 2017
Economic and Market Outlook: Stabilization, Not Stagnation, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from the VCMM are derived from 10,000 simulations for each modeled asset class. Simulations as of September 30, 2016. Results from the model may vary with each use and over time. For more information, see page 6.

and the low-interest-rate environment. We don’t expect global bond yields to increase materially from year-end 2016 levels.

Our outlook for global equities is annualized returns of 5%–8% over the next decade. This outlook isn’t bearish, but is actually fairly positive when you take into account the current low-rate environment. (See the box on page 5 for more.)

Focus on the four keys to investment success

Significant trends often happen gradually. Like shifting tides, they’re sometimes barely noticeable at first but ultimately can change the landscape entirely. Other times, apparent trends can end up receding before they have much of a long-term impact. Given the future’s inherent unpredictability, it’s not reasonable to expect a surefire block-buster revelation from any prognosticator or investment firm.

What to conclude, then? No matter what scenario plays out, we believe investors have the best chance for success if they stay focused on what they can control: their goals, asset allocation, and investment costs, along with the discipline to stick to a plan. As Tim Buckley, our chief investment officer, likes to say, this can be easy to say but harder to do, especially in times of uncertainty. Investors who can stay focused on those four keys will find themselves well-positioned to weather any market.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 12, 2016

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s Investment Strategy Group.
The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S.
and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned 7.18% for the 12 months ended November 30, 2016. The fund outperformed both the 3.75% average return of its peer group, Mixed-Asset Target Allocation Growth Funds, and the 6.46% return of its benchmark, the Wellington Composite Index (the index is weighted 65% large-capitalization stocks, as measured by the Standard & Poor’s 500 Index, and 35% high-quality corporate bonds, as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index).

Investment environment

The fiscal year was marked by volatility as global concerns over China and oil prices abated with more dovish central bank rhetoric and policies. The U.S. presidential election dominated investors’ minds near the end of the period, and equity markets reacted strongly to the election results.

The S&P 500 Index returned 8.06%. Other developed stock markets lagged those of the United States, with the MSCI World Index returning 3.77% and the MSCI EAFE Index returning –3.66%. Value stocks generally outperformed growth stocks, as measured by the Russell 1000 Value Index (+12.02%) and the Russell 1000 Growth Index (+4.22%).

The broad fixed income markets rose as the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.17%. The higher-quality credit market performed even better; the Bloomberg Barclays U.S. Credit A or Better Bond Index returned 3.19%. The yield on the 10-year U.S.

Treasury note fell then rose during the period, ultimately increasing from 2.22% to 2.38%.

Our successes

In the stock portfolio, security selection in the industrial and health care sectors contributed to relative returns, as did our overweight allocation to financials. An overweight allocation to and positioning within energy also aided relative results. In industrials, our positions in CSX, Caterpillar, and Lockheed Martin drove relative returns. In health care, strong performance from Merck aided relative results, as did our decision to not own Allergan, a benchmark constituent that declined more than 38% during the fiscal year. Merck shares gained based on short-term successes in monotherapies, which allowed the stock to surge ahead of competitor Bristol Myers. We trimmed our Merck holdings.

Overall, Bank of America was the top relative contributor for the equity portfolio. It performed well amid improved earnings resulting from more than $5 billion in cost savings. In addition, better U.S. economic data raised investors’ expectations of a Federal Reserve interest rate hike, boosting the stock price. We continue to like the stock for the multiple profit-improvement drivers, including its lower cost base, diminished regulatory hurdles, and potentially higher business activity. Bank of America’s domination in mobile banking should help customer retention, and the bank’s significant share of millennials bodes well for future share gains. We continue to own the stock.

In the fixed income portfolio, selection in investment-grade credit was the primary driver of relative performance, mainly among industrial issuers. Our underweight to noncorporate credit, particularly supranationals, aided performance. Our out-of-benchmark allocation to asset-backed securities also helped, as did our duration/ yield curve positioning.

Our shortfalls

Our stock selection was weakest in consumer staples and financials. In consumer staples, Diageo and CVS Health detracted from relative performance. In financials, Wells Fargo and Citigroup detracted.

Although our selection in health care contributed to relative performance, one of the equity portfolio’s health care holdings, AstraZeneca, was the top relative detractor overall for the fiscal year. The global pharmaceuticals company underper-formed because of weak top-line results and concerns about branded products going off patent.

In financials, Wells Fargo was a notable detractor. The bank’s share price was weighed down by controversy following a revelation that employees opened accounts without customers’ knowledge to meet sales goals. Although the bank has appointed a new CEO, taken action to end the practice, and terminated those involved, we saw the reputational risk and potential for ongoing growth challenges as a reason to trim our exposure to the stock.

The valuation and yield remain attractive, and we are seeing signs the company will move past these challenges.

On the fixed income side, an underweight to basic industry within investment-grade credit detracted. Our out-of-benchmark allocation to collateralized mortgage obligations also modestly detracted. Credit spreads tightened, which led to positive excess returns and resulted in our underweight detracting from results.

The fund’s positioning

In the equity portfolio, our largest sector overweight allocations at the end of the period were to financials, energy, and health care. Our largest underweights were in information technology and consumer discretionary. Our sector positioning is a result of our bottom-up stock selection process, and it did not change dramatically during the year.

We trimmed our overweight to health care based on valuation and increased our underweights to consumer staples and information technology in response to price appreciation in those sectors. We increased our exposure to materials and are modestly overweight where we had been underweight at the start of the period. This positioning shift was based on weakness in the sector.

We increased our overweight position in financials, particularly following the reclassification of real estate as its own sector.1 We maintain an underweight

1 Effective 9/1/2016, S&P Dow Jones Indices and MSCI implemented a new real estate sector under the Global Industry Classification
Standard (GICS); holdings in this sector were previously classified as financials. The attribution analysis of the financial sector includes real estate for the period starting 10/1/2015 through 8/31/2016. Portfolio positioning for financials as of 9/30/2016 excludes the newly formed real estate sector.

allocation to real estate, and this caused an increase in our relative financial exposure. In financials, we remain most overweighted in banks and insurance.

We remain most underweighted in the information technology and consumer discretionary sectors, based on where we are finding opportunities that fit our investment approach. Valuations appear stretched for many of the companies in these groups, dividends tend to be below the market average, and we find that other sectors tend to offer stronger and more stable earnings stories relative to expectations.

Dow Chemical was our largest equity purchase during the 12 months. The proposed Dow/DuPont merger should benefit the stock. DuPont CEO Ed Breen will be the CEO of the combined company; he has demonstrated success streamlining businesses and returning challenged operations to profitability. We also added several other new holdings, including Siemens, Synchrony Financial, and Boeing. Siemens replaced a position in General Electric because we saw Siemens as more technologically advanced. Synchrony Financial, a provider of private label credit cards and promotional financing through partnerships with U.S. retailers, was spun off from General Electric in 2014, and we believe the business should perform better as an independent company.

We eliminated several positions, including General Electric, Baxter International, and Praxair. General Electric had a less attractive growth outlook than other industrial companies, and we elected to reallocate to more compelling ideas. Baxter International and Praxair achieved our price targets, and we exited our holdings based on valuation. Upon eliminating our position in Praxair, we added Linde to the portfolio. Linde may be merging with Praxair, which would help the share price.

We are encouraged by improved performance based on what we see as a renewed focus on fundamentals and the rotation from low-volatility “safety” stocks to sectors that have been more attractive in our investment framework, particularly following the U.S. presidential election. We continue to seek investment ideas that fit with our process and philosophy. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply and demand trends, and solid companies that are temporarily out of favor.

On the fixed income side, the markets are convinced that the incoming administration is pro-economic growth, pro-inflation, and pro-cyclically higher interest rates, and we agree. The U.S. economic news and inflationary lead indicators were starting to turn up prior to the election, and the prospects of expanded fiscal policies, reduced regulations, and inflationary trade practices add fuel to these themes. We now believe interest rate shifts, rather than credit risk, are the main challenge to fixed income markets. Much of that move has already taken place.

We anticipate increased volatility because of the outcome of the election, as much uncertainty remains and the predictability of the new administration is low, offering opportunities for surprise. In this market context we are focused on identifying solid company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in our application of our investment process, which enables us to create a balanced portfolio that we believe should perform well in a variety of environments. Our altered outlook has not materially affected our management of the bonds in the fund to date. We continue to focus on long-term, low-turnover investing—features that we believe have served the fund’s shareholders well over time.

Edward P. Bousa, CFA,
Senior Managing Director and
Equity Portfolio Manager

John C. Keogh, Senior Managing Director
and Fixed Income Portfolio Manager

Wellington Management Company llp

December 13, 2016

Wellington Fund

Fund Profile
As of November 30, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.26%	0.18%
30-Day SEC Yield	2.37%	2.45%

Equity and Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	96	505	3,815
Median Market Cap	$87.9B	$82.6B	$53.2B
Price/Earnings Ratio	20.2x	22.7x	24.0x
Price/Book Ratio	2.2x	2.8x	2.8x
Return on Equity	16.5%	17.4%	16.5%
Earnings Growth
Rate	4.0%	8.0%	8.2%
Dividend Yield	2.7%	2.1%	2.0%
Foreign Holdings	8.8%	0.0%	0.0%
Turnover Rate	31%	—	—
Short-Term
Reserves	2.7%	—	—

Fixed Income Characteristics

		Bloomberg	Bloomberg
		Barclays	Barclays
		Credit A or	Aggregate
		Better	Bond
	Fund	Index	Index

Number of Bonds	799	3,485	10,006

Yield to Maturity
(before expenses)	2.8%	2.9%	2.6%

Average Coupon	3.6%	3.5%	3.1%

Average Duration	6.4 years	6.9 years	5.8 years

Average Effective
Maturity	9.5 years	9.7 years	8.1 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.97	0.94
Beta	0.99	0.62
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Microsoft Corp.	Systems Software	3.3%
JPMorgan Chase & Co.	Diversified Banks	2.9
Comcast Corp.	Cable & Satellite	2.8
Chevron Corp.	Integrated Oil & Gas	2.8
Wells Fargo & Co.	Diversified Banks	2.6
Alphabet Inc.	Internet Software &
	Services	2.6
Intel Corp.	Semiconductors	2.6
Merck & Co. Inc.	Pharmaceuticals	2.5
Bank of America Corp.	Diversified Banks	2.5
Chubb Ltd.	Property & Casualty
	Insurance	2.2
Top Ten		26.8%
Top Ten as % of Total Net Assets		17.6%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 29, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2016, the expense ratios were 0.25% for Investor Shares and 0.16% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	7.1%	12.3%	12.7%
Consumer Staples	7.4	9.3	8.2
Energy	10.7	7.5	6.9
Financials	25.3	14.6	15.1
Health Care	15.4	13.7	13.2
Industrials	11.4	10.5	11.0
Information
Technology	13.1	20.8	20.2
Materials	3.2	2.9	3.4
Real Estate	0.9	2.8	4.0
Telecommunication
Services	1.9	2.5	2.3
Utilities	3.6	3.1	3.0

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	3.4%
Commercial Mortgage-Backed	0.5
Finance	26.1
Foreign	5.9
Government Mortgage-Backed	0.9
Industrial	34.5
Treasury/Agency	17.1
Utilities	6.3
Other	5.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	18.2%
Aaa	6.2
Aa	14.9
A	42.6
Baa	17.4
Not Rated	0.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through November 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Wellington Fund Investor Shares	7.18%	10.35%	6.78%	$19,274
• • • • • • • •	Wellington Composite Index	6.46	10.74	6.39	18,577
– – – –	Mixed-Asset Target Allocation Growth
	Funds Average	3.75	8.20	4.39	15,367
	Bloomberg Barclays U.S. Aggregate
- - - - - -	Bond Index	2.17	2.43	4.27	15,190
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	8.24	14.34	7.10	19,850
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellington Fund Admiral Shares	7.26%	10.43%	6.88%	$97,229
Wellington Composite Index	6.46	10.74	6.39	92,886
Bloomberg Barclays U.S. Aggregate Bond
Index	2.17	2.43	4.27	75,951
Dow Jones U.S. Total Stock Market Float
Adjusted Index	8.24	14.34	7.10	99,252

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through November 30, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	11.95%	11.50%	3.10%	4.03%	7.13%
Admiral Shares	5/14/2001	12.03	11.60	3.20	4.03	7.23

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of November 30, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	24,860,376	1,728,045	1.9%
Ford Motor Co.	54,889,840	656,482	0.7%
Lowe’s Cos. Inc.	7,963,090	561,796	0.6%
Consumer Discretionary—Other †		1,390,792	1.5%
		4,337,115	4.7%
Consumer Staples
Walgreens Boots Alliance Inc.	7,522,590	637,389	0.7%
PepsiCo Inc.	6,322,110	632,843	0.7%
Mondelez International Inc. Class A	14,960,030	616,952	0.6%
CVS Health Corp.	6,975,220	536,325	0.6%
Consumer Staples—Other †		2,095,070	2.2%
		4,518,579	4.8%
Energy
Chevron Corp.	15,474,160	1,726,297	1.9%
Exxon Mobil Corp.	11,911,240	1,039,851	1.1%
TOTAL SA	16,289,486	776,655	0.8%
Royal Dutch Shell plc Class B	25,481,915	677,620	0.7%
Energy—Other †		2,336,434	2.5%
		6,556,857	7.0%
Financials
JPMorgan Chase & Co.	21,981,336	1,762,244	1.9%
Wells Fargo & Co.	30,286,877	1,602,782	1.7%
Bank of America Corp.	72,233,803	1,525,578	1.6%
Chubb Ltd.	10,739,480	1,374,653	1.5%
Prudential Financial Inc.	12,632,940	1,270,874	1.4%
PNC Financial Services Group Inc.	10,162,600	1,123,374	1.2%
BlackRock Inc.	2,248,240	833,625	0.9%
Marsh & McLennan Cos. Inc.	9,031,920	626,002	0.7%
Northern Trust Corp.	7,194,844	591,056	0.6%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Mitsubishi UFJ Financial Group Inc.	89,847,800	540,248	0.6%
Goldman Sachs Group Inc.	2,153,870	472,322	0.5%
Financials—Other †		3,715,753	4.0%
		15,438,511	16.6%
Health Care
Merck & Co. Inc.	25,013,512	1,530,577	1.6%
Bristol-Myers Squibb Co.	21,668,025	1,222,943	1.3%
Johnson & Johnson	8,341,706	928,432	1.0%
Medtronic plc	12,056,180	880,222	1.0%
^ AstraZeneca plc ADR	31,394,016	820,640	0.9%
UnitedHealth Group Inc.	4,857,170	768,987	0.8%
Pfizer Inc.	21,213,760	681,810	0.7%
Cardinal Health Inc.	8,389,300	595,724	0.6%
Eli Lilly & Co.	8,293,955	556,690	0.6%
Novartis AG	7,812,592	538,458	0.6%
Health Care—Other †		883,505	1.0%
		9,407,988	10.1%
Industrials
United Parcel Service Inc. Class B	10,112,923	1,172,290	1.3%
CSX Corp.	22,902,136	820,126	0.9%
Honeywell International Inc.	5,839,631	665,368	0.7%
Lockheed Martin Corp.	2,492,630	661,170	0.7%
FedEx Corp.	3,177,810	609,091	0.7%
Caterpillar Inc.	6,361,651	607,919	0.6%
Industrials—Other †		2,453,467	2.6%
		6,989,431	7.5%
Information Technology
Microsoft Corp.	33,023,083	1,989,971	2.2%
* Alphabet Inc. Class A	2,015,402	1,563,710	1.7%
Intel Corp.	44,937,690	1,559,338	1.7%
Apple Inc.	10,428,925	1,152,605	1.2%
Accenture plc Class A	6,167,009	736,526	0.8%
Cisco Systems Inc.	22,529,980	671,844	0.7%
Information Technology—Other †		313,206	0.3%
		7,987,200	8.6%
Materials
Dow Chemical Co.	11,733,500	653,791	0.7%
Materials—Other †		1,279,598	1.4%
		1,933,389	2.1%

Real Estate †		540,781	0.6%

Telecommunication Services
Verizon Communications Inc.	23,921,750	1,193,695	1.3%

Utilities
NextEra Energy Inc.	8,158,490	931,944	1.0%
Dominion Resources Inc.	10,605,630	777,287	0.9%
Utilities—Other †		490,440	0.5%
		2,199,671	2.4%
Total Common Stocks (Cost $42,014,140)		61,103,217	65.7%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.750%	9/30/19	950,000	960,089	1.0%
	United States Treasury Note/Bond	1.375%	9/30/18	874,350	878,451	0.9%
	United States Treasury Note/Bond	1.000%	9/15/17	552,580	553,359	0.6%
	United States Treasury
	Note/Bond	0.625%–3.375%	12/31/16–5/15/46	2,615,437	2,574,998	2.8%
					4,966,897	5.3%

Conventional Mortgage-Backed Securities †					264,791	0.3%

Nonconventional Mortgage-Backed Securities †					151,003	0.2%
Total U.S. Government and Agency Obligations (Cost $5,345,958)					5,382,691	5.8%
[1]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $992,896) †					994,192	1.1%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–6.875%	8/28/17–4/1/44	330,688	348,190	0.4%
	Bank of America NA	5.300%	3/15/17	68,000	68,783	0.1%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	26,514	0.0%
	Goldman Sachs Group Inc.	2.375%–6.750%	1/18/18–10/21/45	456,845	502,562	0.5%
	JPMorgan Chase & Co.	3.250%–6.300%	1/15/18–6/1/45	496,021	535,896	0.6%
	National City Corp.	6.875%	5/15/19	13,950	15,339	0.0%
	PNC Bank NA	3.300%–4.875%	9/21/17–11/1/25	84,845	87,197	0.1%
	PNC Financial Services
	Group Inc.	3.900%	4/29/24	41,565	42,568	0.1%
	Wells Fargo & Co.	2.150%–5.625%	12/11/17–6/14/46	575,107	586,589	0.6%
1	Banking—Other †				3,508,467	3.8%
	Brokerage †				12,602	0.0%
	Finance Companies †				362,883	0.4%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	29,950	0.0%
	Chubb Corp.	6.000%	5/11/37	50,000	62,175	0.1%
	Chubb INA Holdings Inc.	2.300%–5.800%	3/15/18–11/3/45	98,870	102,647	0.1%
1	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,247	0.0%
	Prudential Financial Inc.	2.300%–4.500%	8/15/18–11/15/20	48,910	50,894	0.1%
	UnitedHealth Group Inc.	2.875%–6.000%	6/15/17–7/15/45	230,531	238,225	0.2%
1	Insurance—Other †				844,347	0.9%
1	Other Finance †				24,722	0.0%
1	Real Estate Investment Trusts †				118,001	0.1%
					7,574,798	8.1%
Industrial
	Basic Industry †				59,748	0.1%
1	Capital Goods †				821,719	0.9%
	Communication
	Comcast Corp.	3.600%–6.500%	3/1/24–8/15/45	254,640	265,455	0.3%
1	NBCUniversal
	Enterprise Inc.	1.974%	4/15/19	100,115	100,421	0.1%
	NBCUniversal Media LLC	2.875%–4.375%	4/1/21–1/15/23	33,660	35,504	0.0%
	Verizon
	Communications Inc.	3.500%–6.900%	9/15/20–8/21/46	296,537	329,916	0.4%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
1	Communication—Other †				834,100	0.9%
1	Consumer Cyclical †				1,350,529	1.4%
	Consumer Noncyclical
	AstraZeneca plc	1.950%–6.450%	9/18/19–11/16/45	110,170	116,302	0.1%
	Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	42,178	0.1%
	Medtronic Inc.	1.375%–4.375%	4/1/18–3/15/35	201,889	206,014	0.2%
	Merck & Co. Inc.	2.350%–6.550%	2/10/22–5/18/43	164,715	167,160	0.2%
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	35,537	0.0%
1	Consumer Noncyclical—Other †				2,849,974	3.1%
	Energy
	Chevron Corp.	3.191%	6/24/23	49,470	50,512	0.1%
	Exxon Mobil Corp.	2.222%–4.114%	3/1/21–3/1/46	46,250	46,067	0.1%
	Total Capital
	International SA	1.550%–3.750%	6/28/17–4/10/24	122,425	124,101	0.1%
	Total Capital SA	2.125%	8/10/18	42,000	42,316	0.0%
1	Energy—Other †				1,278,538	1.4%
1	Other Industrial †				32,825	0.0%
	Technology
	Apple Inc.	2.450%–4.450%	5/6/21–8/4/46	224,012	220,341	0.2%
	Intel Corp.	4.100%	5/19/46	51,605	50,610	0.1%
	Microsoft Corp.	2.375%–4.450%	2/12/22–8/8/46	290,035	279,452	0.3%
	Technology—Other †				284,032	0.3%
	Transportation
	United Parcel Service Inc.	2.450%–4.875%	10/1/22–11/15/40	32,765	34,461	0.0%
1	Transportation—Other †				354,018	0.4%
					10,011,830	10.8%
Utilities
	Electric
	Florida Power & Light Co.	4.950%–5.950%	2/1/35–2/1/38	104,215	125,063	0.1%
1	Electric—Other †				1,666,063	1.8%
1	Natural Gas †				50,712	0.1%
					1,841,838	2.0%
Total Corporate Bonds (Cost $18,684,831)					19,428,466	20.9%
[1]Sovereign Bonds (Cost $1,709,759) †				1,708,466	1.8%
Taxable Municipal Bonds (Cost $1,330,076) †					1,540,441	1.7%

				Shares
Temporary Cash Investments
Money Market Fund
[2,3]	Vanguard Market Liquidity Fund	0.691%		2,067,416	206,762	0.2%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 11/30/16, Repurchase
Value $353,203,000 collateralized
by Federal Home Loan Mortgage
Corp. 2.500%, 10/1/31, Federal
National Mortgage Assn.
2.220%–5.000%, 1/1/41–5/1/46,
Government National Mortgage
Assn. 3.000%–3.500%, 3/20/45–
10/20/46, with a value of
$360,264,000)	0.280%	12/1/16	353,200	353,200	0.4%
Citigroup Global Markets Inc.
(Dated 11/30/16, Repurchase
Value $198,901,000 collateralized
by U.S. Treasury Bill 0.000%,
12/8/16, U.S. Treasury Note/
Bond 0.750%–3.125%, 1/15/17–
2/15/43, with a value of
$202,878,000)	0.260%	12/1/16	198,900	198,900	0.2%
RBC Capital Markets LLC
(Dated 11/30/16, Repurchase
Value $236,102,000 collateralized
by Federal Home Loan Mortgage
Corp. 2.245%–4.000%, 9/1/28–
12/1/46, Federal National Mortgage
Assn. 2.240%–4.500%, 11/1/30–
12/1/46, Government National
Mortgage Assn. 2.125%–3.000%,
12/20/39–6/20/45, with a value
of $240,822,000)	0.260%	12/1/16	236,100	236,100	0.2%
TD Securities (USA) LLC
(Dated 11/30/16, Repurchase
Value $93,601,000 collateralized
by Federal Home Loan Bank
0.625%, 11/23/18, U.S. Treasury
Note/Bond 2.125%–6.250%,
5/15/19–5/15/30, with a value
of $95,472,000)	0.270%	12/1/16	93,600	93,600	0.1%
				881,800	0.9%
U.S. Government and Agency Obligations
United States Treasury Bill	0.353%	12/15/16	233,000	232,986	0.2%
4 Federal Home Loan Bank
Discount Notes	0.300%–0.370%	12/2/16–12/28/16	983,400	983,209	1.1%
				1,216,195	1.3%

Wellington Fund

			Face	Market	Percentage
			Amount	Value•	of Net
		Coupon	($000)	($000)	Assets
Commercial Paper
5	Apple Inc.	0.420%	76,875	76,870	0.1%
5	Commercial Paper—Other †			349,915	0.4%
				426,785	0.5%
Total Temporary Cash Investments (Cost $2,731,513)				2,731,542	2.9%
Total Investments (Cost $72,809,173)				92,889,015	99.9%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				7,002
Receivables for Investment Securities Sold				237,974
Receivables for Accrued Income				444,282
Receivables for Capital Shares Issued				40,229
Other Assets[2,6]				49,468
Total Other Assets				778,955	0.8%
Liabilities
Payables for Investment Securities Purchased				(296,263)
Collateral for Securities on Loan				(215,133)
Payables for Capital Shares Redeemed				(47,248)
Payables to Vanguard				(129,383)
Other Liabilities				(16,492)
Total Liabilities				(704,519)	(0.7%)
Net Assets				92,963,451	100.0%

At November 30, 2016, net assets consisted of:
					Amount
					($000)
Paid-in Capital					70,797,935
Undistributed Net Investment Income					407,699
Accumulated Net Realized Gains					1,661,652
Unrealized Appreciation (Depreciation)
Investment Securities					20,079,842
Futures Contracts					(1,030)
Forward Currency Contracts					17,858
Foreign Currencies					(505)
Net Assets					92,963,451

Wellington Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 483,537,585 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,967,078
Net Asset Value Per Share—Investor Shares	$39.23

Admiral Shares—Net Assets
Applicable to 1,092,238,102 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	73,996,373
Net Asset Value Per Share—Admiral Shares	$67.75

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $201,143,000.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate value of these securities was $3,775,563,000, representing 4.1% of net assets.
2 Includes collateral received for securities on loan, which consists of $206,762,000 in securities and $8,371,000 in cash.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Certain of the fund’s securities are exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At November 30, 2016, the aggregate value of these securities was $426,785,000, representing 0.5% of net assets.
6 Cash of $3,423,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November 30, 2016
($000)
Investment Income
Income
Dividends[1]	1,609,583
Interest	988,042
Securities Lending—Net	12,668
Total Income	2,610,293
Expenses
Investment Advisory Fees—Note B
Basic Fee	68,815
Performance Adjustment	(10,597)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	30,426
Management and Administrative—Admiral Shares	63,764
Marketing and Distribution—Investor Shares	3,549
Marketing and Distribution—Admiral Shares	4,829
Custodian Fees	773
Auditing Fees	40
Shareholders’ Reports—Investor Shares	225
Shareholders’ Reports—Admiral Shares	239
Trustees’ Fees and Expenses	131
Total Expenses	162,194
Net Investment Income	2,448,099
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,918,643
Futures Contracts	(77,492)
Swap Contracts	(140)
Foreign Currencies and Forward Currency Contracts	447
Realized Net Gain (Loss)	1,841,458
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,975,161
Futures Contracts	576
Swap Contracts	118
Foreign Currencies and Forward Currency Contracts	18,907
Change in Unrealized Appreciation (Depreciation)	1,994,762
Net Increase (Decrease) in Net Assets Resulting from Operations	6,284,319
1 Dividends are net of foreign withholding taxes of $18,841,000.
2 Realized net gain (loss) from an affiliated company of the fund was $87,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,448,099	2,330,715
Realized Net Gain (Loss)	1,841,458	3,516,913
Change in Unrealized Appreciation (Depreciation)	1,994,762	(4,740,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,284,319	1,107,270
Distributions
Net Investment Income
Investor Shares	(511,759)	(560,193)
Admiral Shares	(1,912,446)	(1,735,474)
Realized Capital Gain[1]
Investor Shares	(703,940)	(866,392)
Admiral Shares	(2,449,802)	(2,408,864)
Total Distributions	(5,577,947)	(5,570,923)
Capital Share Transactions
Investor Shares	(985,833)	(4,165,177)
Admiral Shares	4,498,517	7,828,568
Net Increase (Decrease) from Capital Share Transactions	3,512,684	3,663,391
Total Increase (Decrease)	4,219,056	(800,262)
Net Assets
Beginning of Period	88,744,395	89,544,657
End of Period[2]	92,963,451	88,744,395
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $145,313,000 and $438,300,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $407,699,000 and $394,063,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$39.00	$41.02	$39.17	$34.29	$31.08
Investment Operations
Net Investment Income	1.017	1.004	1.000	.955	.959
Net Realized and Unrealized Gain (Loss)
on Investments	1.616	(.527)	3.370	5.324	3.201
Total from Investment Operations	2.633	.477	4.370	6.279	4.160
Distributions
Dividends from Net Investment Income	(1.014)	(. 995)	(. 982)	(. 958)	(. 950)
Distributions from Realized Capital Gains	(1.389)	(1.502)	(1.538)	(.441)	—
Total Distributions	(2.403)	(2.497)	(2.520)	(1.399)	(.950)
Net Asset Value, End of Period	$39.23	$39.00	$41.02	$39.17	$34.29

Total Return[1]	7.18%	1.22%	11.72%	18.85%	13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,967	$19,850	$25,199	$26,978	$26,716
Ratio of Total Expenses to Average Net Assets[2]	0.25%	0.26%	0.26%	0.26%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.68%	2.55%	2.54%	2.61%	2.91%
Portfolio Turnover Rate [3]	31%	39%	71%	35%	31%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, and (0.02%).
3 Includes 6%, 10%, 14%, 5%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$67.36	$70.85	$67.65	$59.24	$53.68
Investment Operations
Net Investment Income	1.812	1.790	1.781	1.700	1.703
Net Realized and Unrealized Gain (Loss)
on Investments	2.784	(.910)	5.825	9.175	5.544
Total from Investment Operations	4.596	.880	7.606	10.875	7.247
Distributions
Dividends from Net Investment Income	(1.807)	(1.776)	(1.750)	(1.703)	(1.687)
Distributions from Realized Capital Gains	(2.399)	(2.594)	(2.656)	(.762)	—
Total Distributions	(4.206)	(4.370)	(4.406)	(2.465)	(1.687)
Net Asset Value, End of Period	$67.75	$67.36	$70.85	$67.65	$59.24

Total Return[1]	7.26%	1.31%	11.82%	18.91%	13.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$73,996	$68,894	$64,341	$52,311	$37,649
Ratio of Total Expenses to Average Net Assets[2]	0.16%	0.18%	0.18%	0.18%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.77%	2.63%	2.62%	2.69%	2.99%
Portfolio Turnover Rate [3]	31%	39%	71%	35%	31%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, and (0.02%).
3 Includes 6%, 10%, 14%, 5%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

Wellington Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended November 30, 2016, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer

Wellington Fund

or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended November 30, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 0% and less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at November 30, 2016.

Wellington Fund

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

8. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Wellington Fund

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

11. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

12. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2016, or at any time during the period then ended.

13. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Wellington Fund

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended November 30, 2016, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $10,597,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution, services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2016, the fund had contributed to Vanguard capital in the amount of $7,002,000, representing 0.01% of the fund’s net assets and 2.80% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	55,390,144	5,713,073	—
U.S. Government and Agency Obligations	—	5,382,691	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	943,882	50,310
Corporate Bonds	—	19,428,466	—
Sovereign Bonds	—	1,708,466	—
Taxable Municipal Bonds	—	1,540,441	—
Temporary Cash Investments	206,762	2,524,780	—
Futures Contracts—Liabilities[1]	(1,392)	—	—
Forward Currency Contracts—Assets	—	18,147	—
Forward Currency Contracts—Liabilities	—	(289)	—
Total	55,595,514	37,259,657	50,310
1 Represents variation margin on the last day of the reporting period.

Wellington Fund

E. At November 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	18,147	18,147
Other Liabilities	(1,392)	(289)	(1,681)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(77,492)	—	—	(77,492)
Forward Currency Contracts	—	5,015	—	5,015
Swap Contracts	—	—	(140)	(140)
Realized Net Gain (Loss) on Derivatives	(77,492)	5,015	(140)	(72,617)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	576	—	—	576
Forward Currency Contracts	—	17,858	—	17,858
Swap Contracts	—	—	118	118
Change in Unrealized Appreciation
(Depreciation) on Derivatives	576	17,858	118	18,552

At November 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2017	2,272	282,900	(1,029)
Ultra Long U.S. Treasury Bond	March 2017	23	3,712	(1)
				(1,030)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Wellington Fund

At November 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date	Receive		Deliver		($000)
J.P. Morgan Securities, Inc.	1/3/17	USD	76,737	GBP	59,000	2,829
Credit Suisse International	12/15/16	USD	74,384	CAD	100,000	(73)
J.P. Morgan Securities, Inc.	2/27/17	USD	73,926	JPY	8,290,000	1,136
Bank of America N.A	2/13/17	USD	73,466	JPY	7,900,000	4,137
J.P. Morgan Securities, Inc.	12/12/16	USD	68,325	JPY	6,920,000	7,788
J.P. Morgan Securities, Inc.	3/6/17	USD	50,087	JPY	5,590,000	987
UBS AG	12/16/16	USD	24,126	CAD	32,425	(17)
J.P. Morgan Securities, Inc.	12/21/16	USD	22,980	CAD	30,750	83
J.P. Morgan Securities, Inc.	12/7/16	USD	18,406	CAD	24,630	69
Credit Suisse International	12/14/16	USD	16,269	CAD	22,090	(178)
UBS AG	12/23/16	USD	13,394	CAD	18,000	(9)
Goldman Sachs International	12/23/16	USD	11,711	CAD	15,706	15
UBS AG	12/14/16	USD	10,417	CAD	14,000	(7)
Citibank, N.A.	12/12/16	USD	9,589	JPY	970,000	1,103
UBS AG	12/21/16	USD	7,441	CAD	10,000	(5)
						17,858
CAD—Canadian dollar.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At November 30, 2016, the counterparties had deposited in segregated accounts securities with a value of $19,854,000 in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2016, the fund realized net foreign currency losses of $10,189,000, (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Wellington Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $69,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $91,837,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2016, the fund had $692,153,000 of ordinary income and $1,571,464,000 of long-term capital gains available for distribution.

At November 30, 2016, the cost of investment securities for tax purposes was $72,877,865,000. Net unrealized appreciation of investment securities for tax purposes was $20,011,150,000, consisting of unrealized gains of $20,915,068,000 on securities that had risen in value since their purchase and $903,918,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2016, the fund purchased $16,633,157,000 of investment securities and sold $18,000,025,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,459,051,000 and $10,918,379,000, respectively.

H. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,845,683	48,907	2,170,855	55,309
Issued in Lieu of Cash Distributions	1,169,972	31,435	1,379,472	35,164
Redeemed	(4,001,488)	(105,836)	(7,715,504)	(195,803)
Net Increase (Decrease)—Investor Shares	(985,833)	(25,494)	(4,165,177)	(105,330)
Admiral Shares
Issued	7,081,561	108,533	10,884,879	159,989
Issued in Lieu of Cash Distributions	4,109,992	63,923	3,906,854	57,729
Redeemed	(6,693,036)	(103,049)	(6,963,165)	(103,021)
Net Increase (Decrease)—Admiral Shares	4,498,517	69,407	7,828,568	114,697

I. Management has determined that no material events or transactions occurred subsequent to November 30, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 12, 2017

Special 2016 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2016, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $3,091,248,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,509,446,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 49% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares
Periods Ended November 30, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	7.18%	10.35%	6.78%
Returns After Taxes on Distributions	5.35	8.81	5.46
Returns After Taxes on Distributions and Sale of Fund Shares	4.99	7.85	5.11

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2016	11/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,043.22	$1.28
Admiral Shares	1,000.00	1,043.53	0.87
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.75	$1.26
Admiral Shares	1,000.00	1,024.15	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the two senior portfolio managers of the fund each have over two decades of investment industry experience. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the fund, Edward P. Bousa employs bottom-up, fundamental research focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the fund, John C. Keogh focuses on investment-grade corporate bonds with intermediate maturities. The firm has advised the fund since its inception in 1929.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better
Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Bloomberg Barclays U.S.
Credit A or Better Bond Index thereafter.

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Vanguard Wellington Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index
Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Wellington Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Wellington Fund particularly or the ability of the Bloomberg Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Wellington Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Wellington Fund is the licensing of the Bloomberg Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or
Vanguard Wellington Fund or any owners or purchasers of Vanguard Wellington Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Wellington Fund or the owners of Vanguard Wellington Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Wellington Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Wellington Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS
MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE WELLINGTON
FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN
CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT
TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION
OF THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR
ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE
BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED
WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL
NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL
DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2016: $40,000
Fiscal Year Ended November 30, 2015: $38,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2016: $9,629,849
Fiscal Year Ended November 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2016: $2,717,627
Fiscal Year Ended November 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2016: $254,050
Fiscal Year Ended November 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2016: $214,225
Fiscal Year Ended November 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2016: $468,275
Fiscal Year Ended November 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

		Market
		Value
	Shares	($000)

Common Stocks (65.7%)
Consumer Discretionary (4.7%)
Comcast Corp. Class A	24,860,376	1,728,045
Ford Motor Co.	54,889,840	656,482
Lowe's Cos. Inc.	7,963,090	561,796
Twenty-First Century Fox Inc. Class A	16,568,191	465,732
Hilton Worldwide Holdings Inc.	17,477,591	438,163
L Brands Inc.	4,205,300	295,296
Bayerische Motoren Werke AG	2,251,875	191,601
		4,337,115
Consumer Staples (4.8%)
Walgreens Boots Alliance Inc.	7,522,590	637,389
PepsiCo Inc.	6,322,110	632,843
Mondelez International Inc. Class A	14,960,030	616,952
CVS Health Corp.	6,975,220	536,325
Philip Morris International Inc.	5,938,890	524,285
Diageo plc	18,503,396	462,638
Costco Wholesale Corp.	2,775,990	416,704
Coca-Cola Co.	7,767,960	313,437
Colgate-Palmolive Co.	4,055,770	264,558
British American Tobacco plc	2,072,473	113,448
		4,518,579
Energy (7.0%)
Chevron Corp.	15,474,160	1,726,297
Exxon Mobil Corp.	11,911,240	1,039,851
TOTAL SA	16,289,486	776,655
Royal Dutch Shell plc Class B	25,481,915	677,620
Anadarko Petroleum Corp.	7,664,910	530,028
EOG Resources Inc.	4,404,298	451,529
Suncor Energy Inc.	13,934,040	443,757
Hess Corp.	6,238,750	349,120
Halliburton Co.	3,843,420	204,047
Marathon Petroleum Corp.	3,914,006	184,037
Valero Energy Corp.	2,825,150	173,916
		6,556,857
Financials (16.6%)
JPMorgan Chase & Co.	21,981,336	1,762,244
Wells Fargo & Co.	30,286,877	1,602,782
Bank of America Corp.	72,233,803	1,525,578
Chubb Ltd.	10,739,480	1,374,653
Prudential Financial Inc.	12,632,940	1,270,874
PNC Financial Services Group Inc.	10,162,600	1,123,374
BlackRock Inc.	2,248,240	833,625
Marsh & McLennan Cos. Inc.	9,031,920	626,002
Northern Trust Corp.	7,194,844	591,056
Mitsubishi UFJ Financial Group Inc.	89,847,800	540,248
Synchrony Financial	15,043,390	519,900
MetLife Inc.	9,337,584	513,661
Goldman Sachs Group Inc.	2,153,870	472,322
Bank of Nova Scotia	8,323,700	459,884
US Bancorp	7,683,670	381,264
Intercontinental Exchange Inc.	6,744,950	373,670
Hartford Financial Services Group Inc.	6,657,482	313,701
BNP Paribas SA	5,256,634	304,671
Tokio Marine Holdings Inc.	4,893,200	214,396
Zurich Insurance Group AG	675,070	176,869
UBS Group AG	9,939,752	157,545
Citigroup Inc.	2,734,720	154,211
American International Group Inc.	2,305,090	145,981
		15,438,511
Health Care (10.1%)
Merck & Co. Inc.	25,013,512	1,530,577
Bristol-Myers Squibb Co.	21,668,025	1,222,943

1

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

		Market
		Value
	Shares	($000)
Johnson & Johnson	8,341,706	928,432
Medtronic plc	12,056,180	880,222
^ AstraZeneca plc ADR	31,394,016	820,640
UnitedHealth Group Inc.	4,857,170	768,987
Pfizer Inc.	21,213,760	681,810
Cardinal Health Inc.	8,389,300	595,724
Eli Lilly & Co.	8,293,955	556,690
Novartis AG	7,812,592	538,458
* HCA Holdings Inc.	4,028,710	285,595
McKesson Corp.	1,537,370	221,089
* Regeneron Pharmaceuticals Inc.	512,955	194,533
Roche Holding AG	819,008	182,288
		9,407,988
Industrials (7.5%)
United Parcel Service Inc. Class B	10,112,923	1,172,290
CSX Corp.	22,902,136	820,126
Honeywell International Inc.	5,839,631	665,368
Lockheed Martin Corp.	2,492,630	661,170
FedEx Corp.	3,177,810	609,091
Caterpillar Inc.	6,361,651	607,919
Siemens AG	4,628,230	521,717
Eaton Corp. plc	7,541,120	501,560
Canadian National Railway Co.	6,198,896	414,272
Boeing Co.	2,727,540	410,658
Schneider Electric SE	3,524,621	233,955
Airbus Group SE	3,524,150	224,704
^ ABB Ltd. ADR	7,175,786	146,601
		6,989,431
Information Technology (8.6%)
Microsoft Corp.	33,023,083	1,989,971
* Alphabet Inc. Class A	2,015,402	1,563,710
Intel Corp.	44,937,690	1,559,338
Apple Inc.	10,428,925	1,152,605
Accenture plc Class A	6,167,009	736,526
Cisco Systems Inc.	22,529,980	671,844
Texas Instruments Inc.	4,236,526	313,206
		7,987,200
Materials (2.1%)
Dow Chemical Co.	11,733,500	653,791
International Paper Co.	10,024,960	488,416
BHP Billiton plc	18,975,800	312,416
Linde AG	1,436,853	241,390
Monsanto Co.	2,311,130	237,376
		1,933,389
Real Estate (0.6%)
American Tower Corporation	4,355,517	445,439
AvalonBay Communities Inc.	579,626	95,342
		540,781
Telecommunication Services (1.3%)
Verizon Communications Inc.	23,921,750	1,193,695

Utilities (2.4%)
NextEra Energy Inc.	8,158,490	931,944
Dominion Resources Inc.	10,605,630	777,287
Exelon Corp.	15,085,814	490,440

		2,199,671

Total Common Stocks (Cost $42,014,140)		61,103,217

2

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (5.8%)
U.S. Government Securities (5.3%)
	United States Treasury Note/Bond	0.625%	12/31/16	219,245	219,280
	United States Treasury Note/Bond	0.875%	1/31/17	42,525	42,551
	United States Treasury Note/Bond	0.625%	7/31/17	368,000	367,772
	United States Treasury Note/Bond	1.000%	9/15/17	552,580	553,359
	United States Treasury Note/Bond	0.750%	10/31/17	83,700	83,621
	United States Treasury Note/Bond	0.875%	3/31/18	30,000	29,958
	United States Treasury Note/Bond	0.750%	4/30/18	45,000	44,838
	United States Treasury Note/Bond	1.000%	5/31/18	220,000	219,932
	United States Treasury Note/Bond	0.750%	8/31/18	65,000	64,624
	United States Treasury Note/Bond	1.375%	9/30/18	874,350	878,451
	United States Treasury Note/Bond	1.750%	9/30/19	950,000	960,089
	United States Treasury Note/Bond	1.375%	2/29/20	62,000	61,728
	United States Treasury Note/Bond	1.625%	6/30/20	67,210	67,252
	United States Treasury Note/Bond	1.250%	3/31/21	52,000	50,830
	United States Treasury Note/Bond	2.000%	2/15/25	410,420	400,032
	United States Treasury Note/Bond	2.000%	8/15/25	282,680	274,553
	United States Treasury Note/Bond	2.250%	11/15/25	6,805	6,736
	United States Treasury Note/Bond	1.625%	2/15/26	100,000	93,672
	United States Treasury Note/Bond	2.875%	5/15/43	275,732	267,460
	United States Treasury Note/Bond	3.375%	5/15/44	149,670	159,398
	United States Treasury Note/Bond	2.500%	2/15/45	13,255	11,849
	United States Treasury Note/Bond	2.500%	2/15/46	91,945	81,961
	United States Treasury Note/Bond	2.500%	5/15/46	30,250	26,951
					4,966,897
Conventional Mortgage-Backed Securities (0.3%)
1,2	Fannie Mae Pool	2.500%	9/1/27–12/1/28	7,244	7,290
1,2	Fannie Mae Pool	4.500%	6/1/28–12/1/46	234,335	253,982
1,2	Freddie Mac Gold Pool	3.000%	5/1/22–9/1/22	31	32
1	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	2,956	3,485
1	Ginnie Mae I Pool	8.000%	6/15/17	2	2
					264,791
Nonconventional Mortgage-Backed Securities (0.2%)
1,2	Fannie Mae REMICS	3.500%	4/25/31	9,730	10,049
1,2	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	19,655
1,2	Freddie Mac REMICS	3.500%	3/15/31	5,760	5,947
1,2	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	115,352

					151,003

Total U.S. Government and Agency Obligations (Cost $5,345,958)					5,382,691

Asset-Backed/Commercial Mortgage-Backed Securities (1.1%)
3	American Tower Trust I	1.551%	3/15/18	14,885	14,855
3	American Tower Trust I	3.070%	3/15/23	43,000	43,313
1,3,4	Apidos CDO	2.380%	4/17/26	50,405	50,426
1,3,4	Apidos CLO XVII	2.193%	4/17/26	50,310	50,310
1,3,4	ARES CLO Ltd.	2.400%	4/17/26	49,360	49,708
1,3,4	Atlas Senior Loan Fund Ltd.	2.420%	10/15/26	13,245	13,308
1,3,4	Babson CLO Ltd.	2.371%	7/20/25	5,660	5,672
1,3,4	Cent CLO	2.376%	7/27/26	24,430	24,397
1,3,4	Cent CLO 20 Ltd.	2.362%	1/25/26	40,000	39,984
1,3,4	Cent CLO 22 Ltd.	2.291%	11/7/26	36,895	36,779
1,3,4	CIFC Funding Ltd.	2.382%	4/18/25	47,325	47,742
1	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,740
1,3,4	Dryden Senior Loan Fund	2.232%	4/18/26	46,650	46,845
1,4	LB-UBS Commercial Mortgage Trust 2008-C1	6.286%	4/15/41	23,040	23,906
1,3,4	Limerock CLO	2.382%	4/18/26	53,500	53,499
1,3,4	Madison Park Funding XII Ltd.	2.328%	1/19/25	31,070	31,284
1,3,4	Madison Park Funding XIII Ltd.	2.381%	7/20/26	37,385	37,485
1,3	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	8,570	8,666
1,3,4	OZLM VI Ltd.	2.430%	4/17/26	38,280	38,660
1	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	19,690	19,850

3

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	12,545	12,610
3	SBA Tower Trust	2.898%	10/15/19	46,310	46,364
1,3,4	Seneca Park CLO Ltd.	2.360%	7/17/26	27,340	27,394
1,3,4	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	27,300	26,940
1,3,4	Shackleton CLO Ltd.	2.360%	7/17/26	26,765	26,733
1,3	Springleaf Funding Trust	2.410%	12/15/22	17,940	17,954
1,3	Springleaf Funding Trust	3.160%	11/15/24	53,215	53,600
1,3	Springleaf Funding Trust 2015-B	3.480%	5/15/28	23,420	23,519
1,3,4	Symphony CLO XIV Ltd.	2.361%	7/14/26	46,405	46,532
1,3,4	Thacher Park CLO Ltd.	2.351%	10/20/26	19,915	19,936
1	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	8,946
1,3,4	Voya CLO 2014-1 Ltd.	2.015%	4/18/26	20,980	20,955
1,3,4	Voya CLO 2014-2 Ltd.	2.330%	7/17/26	7,275	7,280

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $992,896)					994,192

Corporate Bonds (20.9%)
Finance (8.1%)
	Banking (6.2%)
	American Express Centurion Bank	6.000%	9/13/17	20,000	20,695
	American Express Co.	1.550%	5/22/18	62,130	62,011
	American Express Credit Corp.	2.375%	3/24/17	46,985	47,169
	American Express Credit Corp.	2.125%	7/27/18	49,605	49,976
	American Express Credit Corp.	2.250%	8/15/19	30,200	30,341
	Bank of America Corp.	6.400%	8/28/17	23,000	23,801
	Bank of America Corp.	6.000%	9/1/17	69,725	71,988
	Bank of America Corp.	5.750%	12/1/17	30,000	31,168
	Bank of America Corp.	6.875%	4/25/18	40,000	42,678
	Bank of America Corp.	5.625%	7/1/20	4,550	5,010
	Bank of America Corp.	5.875%	1/5/21	40,000	44,586
	Bank of America Corp.	3.300%	1/11/23	7,905	7,911
	Bank of America Corp.	4.125%	1/22/24	16,100	16,764
	Bank of America Corp.	4.000%	1/22/25	32,900	32,636
	Bank of America Corp.	3.500%	4/19/26	10,000	9,830
	Bank of America Corp.	5.875%	2/7/42	9,965	11,879
	Bank of America Corp.	5.000%	1/21/44	39,433	42,367
	Bank of America Corp.	4.875%	4/1/44	7,110	7,572
	Bank of America NA	5.300%	3/15/17	68,000	68,783
	Bank of New York Mellon Corp.	2.150%	2/24/20	61,325	61,194
	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	27,654
	Bank of Nova Scotia	2.050%	10/30/18	64,150	64,545
	Bank of Nova Scotia	2.800%	7/21/21	25,650	25,918
3	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	54,260	54,060
3	Barclays Bank plc	6.050%	12/4/17	47,500	49,228
	Barclays Bank plc	5.140%	10/14/20	11,905	12,551
	BB&T Corp.	4.900%	6/30/17	8,045	8,184
	BB&T Corp.	5.250%	11/1/19	8,000	8,671
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	9,119
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	17,395
	BNP Paribas SA	2.400%	12/12/18	53,700	54,177
	BNP Paribas SA	3.250%	3/3/23	12,270	12,418
	BPCE SA	2.500%	12/10/18	18,325	18,512
	BPCE SA	2.500%	7/15/19	53,100	53,420
	BPCE SA	4.000%	4/15/24	30,615	31,768
3	BPCE SA	5.150%	7/21/24	43,790	44,099
	Capital One Bank USA NA	2.150%	11/21/18	45,055	45,122
	Capital One Financial Corp.	5.250%	2/21/17	3,580	3,609
	Capital One Financial Corp.	4.750%	7/15/21	18,835	20,338
	Capital One Financial Corp.	3.750%	4/24/24	55,460	56,439
	Capital One Financial Corp.	3.200%	2/5/25	33,400	32,377
	Capital One Financial Corp.	4.200%	10/29/25	11,740	11,708
	Citigroup Inc.	1.750%	5/1/18	25,000	24,941
	Citigroup Inc.	2.500%	9/26/18	18,000	18,181

4

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	2.550%	4/8/19	55,000	55,436
Citigroup Inc.	2.500%	7/29/19	37,530	37,769
Citigroup Inc.	2.400%	2/18/20	65,200	64,942
Citigroup Inc.	4.500%	1/14/22	33,920	36,414
Citigroup Inc.	4.125%	7/25/28	14,550	14,284
Citigroup Inc.	6.625%	6/15/32	45,000	53,692
Citigroup Inc.	8.125%	7/15/39	4,638	6,759
Citigroup Inc.	4.950%	11/7/43	16,000	16,831
Compass Bank	2.750%	9/29/19	15,105	14,971
Cooperatieve Rabobank UA	2.250%	1/14/19	55,610	55,894
3 Credit Agricole SA	2.500%	4/15/19	57,830	58,186
Credit Suisse AG	1.750%	1/29/18	32,250	32,201
Credit Suisse AG	2.300%	5/28/19	109,260	109,363
Credit Suisse AG	3.000%	10/29/21	18,325	18,376
Credit Suisse AG	3.625%	9/9/24	4,885	4,907
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	55,260	54,988
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	67,850	64,867
Deutsche Bank AG	1.875%	2/13/18	11,075	10,938
Deutsche Bank AG	2.500%	2/13/19	15,225	14,938
3 Deutsche Bank AG	4.250%	10/14/21	45,220	44,442
Fifth Third Bank	2.875%	10/1/21	10,345	10,469
Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	45,962
Goldman Sachs Group Inc.	2.375%	1/22/18	22,200	22,337
Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	33,418
Goldman Sachs Group Inc.	2.600%	4/23/20	25,750	25,751
Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	12,338
Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	62,191
Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	45,959
Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	36,077
Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	17,414
Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	58,860
Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	53,941
Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	43,167
Goldman Sachs Group Inc.	4.800%	7/8/44	30,675	31,966
Goldman Sachs Group Inc.	4.750%	10/21/45	12,715	13,181
3 HSBC Bank plc	4.750%	1/19/21	62,040	66,496
HSBC Holdings plc	3.400%	3/8/21	33,270	33,666
HSBC Holdings plc	4.000%	3/30/22	72,455	74,913
HSBC Holdings plc	3.600%	5/25/23	60,200	60,281
HSBC Holdings plc	6.500%	5/2/36	25,000	30,100
HSBC Holdings plc	6.100%	1/14/42	40,665	50,183
HSBC Holdings plc	5.250%	3/14/44	13,210	13,881
HSBC USA Inc.	1.625%	1/16/18	39,500	39,432
HSBC USA Inc.	2.625%	9/24/18	20,000	20,223
HSBC USA Inc.	2.350%	3/5/20	71,330	70,341
HSBC USA Inc.	3.500%	6/23/24	40,000	40,141
Huntington National Bank	2.200%	4/1/19	22,280	22,299
Huntington National Bank	2.400%	4/1/20	44,990	44,721
3 ING Bank NV	3.750%	3/7/17	23,000	23,115
3 ING Bank NV	1.800%	3/16/18	36,610	36,569
JPMorgan Chase & Co.	6.000%	1/15/18	57,000	59,652
JPMorgan Chase & Co.	6.300%	4/23/19	10,340	11,339
JPMorgan Chase & Co.	4.950%	3/25/20	55,000	59,178
JPMorgan Chase & Co.	4.350%	8/15/21	41,386	44,210
JPMorgan Chase & Co.	4.500%	1/24/22	44,780	48,245
JPMorgan Chase & Co.	3.250%	9/23/22	18,645	18,863
JPMorgan Chase & Co.	3.375%	5/1/23	27,610	27,481
JPMorgan Chase & Co.	3.875%	2/1/24	39,000	40,351
JPMorgan Chase & Co.	3.900%	7/15/25	13,870	14,304
JPMorgan Chase & Co.	4.125%	12/15/26	29,835	30,546
JPMorgan Chase & Co.	4.250%	10/1/27	13,420	13,764
JPMorgan Chase & Co.	5.600%	7/15/41	96,000	113,030
JPMorgan Chase & Co.	5.400%	1/6/42	18,035	20,785
JPMorgan Chase & Co.	5.625%	8/16/43	16,100	18,321

5

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	4.950%	6/1/45	15,000	15,827
3 Macquarie Bank Ltd.	2.400%	1/21/20	12,610	12,554
Manufacturers & Traders Trust Co.	2.100%	2/6/20	17,870	17,719
Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	24,040
Morgan Stanley	5.450%	1/9/17	70,000	70,278
Morgan Stanley	1.875%	1/5/18	9,470	9,478
Morgan Stanley	2.125%	4/25/18	52,125	52,269
Morgan Stanley	2.500%	1/24/19	100,000	100,829
Morgan Stanley	5.625%	9/23/19	24,355	26,455
Morgan Stanley	5.750%	1/25/21	79,825	88,738
Morgan Stanley	2.500%	4/21/21	21,815	21,522
Morgan Stanley	2.625%	11/17/21	30,000	29,651
Morgan Stanley	3.875%	4/29/24	97,010	99,194
Morgan Stanley	3.700%	10/23/24	29,050	29,354
Morgan Stanley	4.000%	7/23/25	29,455	30,110
Morgan Stanley	3.125%	7/27/26	11,435	10,900
Morgan Stanley	6.250%	8/9/26	20,000	23,906
Morgan Stanley	4.300%	1/27/45	18,360	18,208
National City Corp.	6.875%	5/15/19	13,950	15,339
3 Nationwide Building Society	2.350%	1/21/20	28,075	28,007
Northern Trust Corp.	3.450%	11/4/20	9,000	9,345
PNC Bank NA	4.875%	9/21/17	50,000	51,241
PNC Bank NA	3.300%	10/30/24	18,195	18,351
PNC Bank NA	4.200%	11/1/25	16,650	17,605
PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	42,568
Santander Bank NA	2.000%	1/12/18	25,901	25,814
Santander Holdings USA Inc.	2.700%	5/24/19	30,200	30,121
Santander Holdings USA Inc.	2.650%	4/17/20	23,185	22,738
Santander Issuances SAU	5.179%	11/19/25	18,800	18,578
3 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	61,300	61,201
State Street Corp.	5.375%	4/30/17	51,315	52,151
SunTrust Bank	3.300%	5/15/26	12,895	12,470
Svenska Handelsbanken AB	2.875%	4/4/17	40,000	40,228
Synchrony Financial	2.600%	1/15/19	20,920	20,979
Synchrony Financial	3.000%	8/15/19	10,990	11,129
Synchrony Financial	2.700%	2/3/20	15,605	15,540
UBS AG	1.800%	3/26/18	34,055	34,054
3 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	44,570	44,651
3 UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,130	5,130
US Bancorp	3.700%	1/30/24	52,500	54,792
Wells Fargo & Co.	5.625%	12/11/17	31,150	32,408
Wells Fargo & Co.	2.150%	1/15/19	91,150	91,598
Wells Fargo & Co.	2.150%	1/30/20	46,155	45,864
Wells Fargo & Co.	3.000%	1/22/21	26,735	27,142
Wells Fargo & Co.	3.500%	3/8/22	64,245	65,926
Wells Fargo & Co.	3.450%	2/13/23	61,885	61,690
Wells Fargo & Co.	4.480%	1/16/24	46,156	48,428
Wells Fargo & Co.	3.550%	9/29/25	32,170	32,081
Wells Fargo & Co.	3.000%	4/22/26	39,405	37,547
Wells Fargo & Co.	5.606%	1/15/44	68,281	77,012
Wells Fargo & Co.	4.650%	11/4/44	10,315	10,313
Wells Fargo & Co.	4.900%	11/17/45	19,160	19,637
Wells Fargo & Co.	4.400%	6/14/46	38,300	36,943
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	11,590	12,602

Finance Companies (0.4%)
GE Capital International Funding Co.	2.342%	11/15/20	75,437	75,447
GE Capital International Funding Co.	3.373%	11/15/25	111,589	112,763
GE Capital International Funding Co.	4.418%	11/15/35	168,370	174,673
Insurance (1.4%)
ACE Capital Trust II	9.700%	4/1/30	20,000	29,950
Aetna Inc.	3.950%	9/1/20	5,230	5,474

6

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aetna Inc.	2.800%	6/15/23	20,765	20,294
Aetna Inc.	3.200%	6/15/26	45,385	44,123
Aetna Inc.	4.250%	6/15/36	28,755	28,487
1 Allstate Corp.	6.125%	5/15/67	30,000	28,912
Anthem Inc.	2.300%	7/15/18	15,110	15,190
Anthem Inc.	3.700%	8/15/21	10,000	10,349
Anthem Inc.	3.125%	5/15/22	53,740	53,570
Anthem Inc.	3.300%	1/15/23	42,468	42,336
Anthem Inc.	4.650%	8/15/44	5,695	5,641
Chubb Corp.	6.000%	5/11/37	50,000	62,175
Chubb INA Holdings Inc.	5.800%	3/15/18	40,360	42,530
Chubb INA Holdings Inc.	2.300%	11/3/20	6,330	6,319
Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	22,764
Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	31,034
Cigna Corp.	3.250%	4/15/25	47,030	45,696
CNA Financial Corp.	3.950%	5/15/24	5,410	5,470
3 Farmers Exchange Capital	7.050%	7/15/28	25,000	28,789
3 Five Corners Funding Trust	4.419%	11/15/23	5,935	6,247
3 Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	23,999
3 Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	15,049
3 Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	37,221
3 MassMutual Global Funding II	2.100%	8/2/18	46,890	47,393
3 MassMutual Global Funding II	2.350%	4/9/19	28,000	28,332
MetLife Inc.	1.903%	12/15/17	9,010	9,046
MetLife Inc.	3.600%	4/10/24	35,035	35,838
MetLife Inc.	4.125%	8/13/42	5,565	5,338
MetLife Inc.	4.875%	11/13/43	20,820	22,231
3 Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	50,386
3 Metropolitan Life Global Funding I	1.875%	6/22/18	12,690	12,743
3 New York Life Global Funding	1.650%	5/15/17	44,000	44,108
3 New York Life Insurance Co.	5.875%	5/15/33	55,395	65,453
Prudential Financial Inc.	2.300%	8/15/18	24,545	24,756
Prudential Financial Inc.	4.500%	11/15/20	24,365	26,138
3 QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	9,195
3 Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	14,830	15,738
Torchmark Corp.	7.875%	5/15/23	45,000	53,506
Travelers Cos. Inc.	5.800%	5/15/18	32,500	34,440
UnitedHealth Group Inc.	6.000%	6/15/17	9,500	9,741
UnitedHealth Group Inc.	6.000%	2/15/18	26,300	27,646
UnitedHealth Group Inc.	3.875%	10/15/20	27,960	29,463
UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,755
UnitedHealth Group Inc.	2.875%	3/15/23	16,000	15,980
UnitedHealth Group Inc.	3.100%	3/15/26	15,350	15,183
UnitedHealth Group Inc.	4.625%	7/15/35	32,330	34,782
UnitedHealth Group Inc.	4.250%	3/15/43	67,400	66,754
UnitedHealth Group Inc.	4.750%	7/15/45	30,995	33,921
Other Finance (0.0%)
3 LeasePlan Corp. NV	2.875%	1/22/19	24,670	24,722

Real Estate Investment Trusts (0.1%)
AvalonBay Communities Inc.	3.625%	10/1/20	20,780	21,551
Duke Realty LP	6.500%	1/15/18	8,160	8,575
Realty Income Corp.	6.750%	8/15/19	21,075	23,669
Realty Income Corp.	4.650%	8/1/23	25,010	26,817
3 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	14,730	14,772
3 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	22,360	22,617
				7,574,798
Industrial (10.8%)
Basic Industry (0.1%)
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	24,045	25,364
LyondellBasell Industries NV	4.625%	2/26/55	24,730	22,456
Monsanto Co.	4.700%	7/15/64	8,775	7,681
Rio Tinto Finance USA plc	3.500%	3/22/22	1,281	1,328

7

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Rohm and Haas Holdings Ltd.	9.800%	4/15/20	2,625	2,919
Capital Goods (0.9%)
3M Co.	6.375%	2/15/28	24,990	32,115
3 BAE Systems Holdings Inc.	2.850%	12/15/20	6,060	6,044
3 BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	11,269
Boeing Co.	8.625%	11/15/31	9,460	14,435
Caterpillar Financial Services Corp.	2.625%	3/1/23	53,000	52,362
Caterpillar Inc.	3.900%	5/27/21	46,914	49,499
Caterpillar Inc.	2.600%	6/26/22	11,345	11,305
Caterpillar Inc.	3.400%	5/15/24	14,200	14,580
Caterpillar Inc.	3.803%	8/15/42	13,960	13,466
Deere & Co.	7.125%	3/3/31	17,500	24,073
General Dynamics Corp.	3.875%	7/15/21	14,925	15,888
General Electric Capital Corp.	4.625%	1/7/21	22,598	24,611
General Electric Capital Corp.	5.300%	2/11/21	8,833	9,806
General Electric Capital Corp.	3.150%	9/7/22	34,079	34,967
General Electric Capital Corp.	3.100%	1/9/23	8,635	8,781
General Electric Capital Corp.	6.750%	3/15/32	3,986	5,251
General Electric Capital Corp.	6.150%	8/7/37	17,093	21,775
General Electric Capital Corp.	5.875%	1/14/38	19,160	23,774
General Electric Capital Corp.	6.875%	1/10/39	7,834	10,887
General Electric Co.	2.700%	10/9/22	9,965	9,992
General Electric Co.	4.500%	3/11/44	43,750	46,124
Honeywell International Inc.	4.250%	3/1/21	40,681	44,126
Illinois Tool Works Inc.	3.500%	3/1/24	52,955	54,887
John Deere Capital Corp.	2.250%	4/17/19	28,125	28,403
John Deere Capital Corp.	1.700%	1/15/20	21,935	21,562
Lockheed Martin Corp.	2.900%	3/1/25	10,450	10,190
Lockheed Martin Corp.	4.500%	5/15/36	8,015	8,514
Lockheed Martin Corp.	4.700%	5/15/46	19,870	21,312
Parker-Hannifin Corp.	4.450%	11/21/44	17,735	19,056
3 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	30,800	30,978
3 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	35,678
United Technologies Corp.	3.100%	6/1/22	7,010	7,178
United Technologies Corp.	7.500%	9/15/29	19,230	26,792
United Technologies Corp.	6.050%	6/1/36	20,325	25,374
United Technologies Corp.	6.125%	7/15/38	37,300	46,665
Communication (1.7%)
21st Century Fox America Inc.	3.000%	9/15/22	11,891	11,904
America Movil SAB de CV	3.125%	7/16/22	84,600	83,169
America Movil SAB de CV	6.125%	3/30/40	20,430	22,966
American Tower Corp.	3.450%	9/15/21	30,665	31,207
American Tower Corp.	5.000%	2/15/24	7,655	8,235
AT&T Inc.	1.400%	12/1/17	18,715	18,658
AT&T Inc.	5.600%	5/15/18	44,000	46,277
AT&T Inc.	5.200%	3/15/20	10,120	10,902
AT&T Inc.	2.450%	6/30/20	12,000	11,895
AT&T Inc.	4.600%	2/15/21	5,000	5,291
AT&T Inc.	4.450%	5/15/21	10,000	10,548
3 AT&T Inc.	4.500%	3/9/48	42,234	37,659
CBS Corp.	4.300%	2/15/21	27,830	29,404
Comcast Corp.	3.600%	3/1/24	22,230	22,965
Comcast Corp.	4.250%	1/15/33	42,890	43,974
Comcast Corp.	4.200%	8/15/34	23,435	23,742
Comcast Corp.	5.650%	6/15/35	4,725	5,537
Comcast Corp.	4.400%	8/15/35	26,835	27,789
Comcast Corp.	6.500%	11/15/35	4,720	6,053
Comcast Corp.	6.400%	5/15/38	4,320	5,487
Comcast Corp.	4.650%	7/15/42	47,970	49,914
Comcast Corp.	4.500%	1/15/43	22,000	22,425
Comcast Corp.	4.750%	3/1/44	22,875	24,007
Comcast Corp.	4.600%	8/15/45	32,640	33,562
3 Cox Communications Inc.	4.800%	2/1/35	30,000	27,142

8

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Deutsche Telekom International Finance BV	4.875%	3/6/42	17,715	18,712
Discovery Communications LLC	5.625%	8/15/19	10,635	11,524
Discovery Communications LLC	5.050%	6/1/20	8,365	9,019
Grupo Televisa SAB	6.625%	1/15/40	25,090	26,075
Grupo Televisa SAB	5.000%	5/13/45	6,100	5,149
Grupo Televisa SAB	6.125%	1/31/46	12,550	12,240
3 GTP Acquisition Partners I LLC	2.350%	6/15/20	22,530	22,131
3 NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	100,421
NBCUniversal Media LLC	4.375%	4/1/21	23,900	25,756
NBCUniversal Media LLC	2.875%	1/15/23	9,760	9,748
Orange SA	4.125%	9/14/21	60,990	64,805
Orange SA	9.000%	3/1/31	20,280	30,192
3 SBA Tower Trust	2.933%	12/15/17	33,310	33,308
3 Sky plc	2.625%	9/16/19	38,021	38,069
3 Sky plc	3.750%	9/16/24	45,046	44,964
Time Warner Cable Inc.	5.850%	5/1/17	34,980	35,597
Time Warner Cable Inc.	8.750%	2/14/19	1,120	1,269
Time Warner Cable Inc.	8.250%	4/1/19	14,433	16,289
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	24,774
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	25,073
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	4,905
Time Warner Inc.	4.875%	3/15/20	14,000	14,990
Time Warner Inc.	4.750%	3/29/21	8,000	8,607
Verizon Communications Inc.	4.500%	9/15/20	95,525	102,195
Verizon Communications Inc.	3.500%	11/1/21	5,495	5,681
Verizon Communications Inc.	6.400%	9/15/33	79,665	95,490
Verizon Communications Inc.	5.850%	9/15/35	49,525	55,943
Verizon Communications Inc.	6.900%	4/15/38	9,710	12,019
Verizon Communications Inc.	4.750%	11/1/41	11,880	11,667
Verizon Communications Inc.	6.550%	9/15/43	8,620	10,709
Verizon Communications Inc.	4.862%	8/21/46	36,117	36,212
Viacom Inc.	6.125%	10/5/17	7,500	7,769
Walt Disney Co.	4.125%	6/1/44	23,115	23,382
Consumer Cyclical (1.4%)
Alibaba Group Holding Ltd.	2.500%	11/28/19	12,965	13,028
Alibaba Group Holding Ltd.	3.125%	11/28/21	2,515	2,524
Alibaba Group Holding Ltd.	3.600%	11/28/24	19,390	19,090
Amazon.com Inc.	2.500%	11/29/22	34,760	34,362
Amazon.com Inc.	4.800%	12/5/34	37,370	40,703
Amazon.com Inc.	4.950%	12/5/44	22,605	24,965
3 American Honda Finance Corp.	1.500%	9/11/17	13,510	13,531
3 American Honda Finance Corp.	1.600%	2/16/18	30,845	30,891
American Honda Finance Corp.	2.125%	10/10/18	45,655	46,029
AutoZone Inc.	3.700%	4/15/22	46,136	47,819
AutoZone Inc.	3.125%	7/15/23	33,000	32,647
3 BMW US Capital LLC	2.000%	4/11/21	21,300	20,873
3 BMW US Capital LLC	2.800%	4/11/26	10,250	9,861
CVS Health Corp.	2.750%	12/1/22	40,255	39,623
CVS Health Corp.	4.875%	7/20/35	6,900	7,354
CVS Health Corp.	5.125%	7/20/45	51,085	55,889
3 Daimler Finance North America LLC	2.375%	8/1/18	35,000	35,251
3 Daimler Finance North America LLC	2.250%	7/31/19	73,100	73,206
3 Daimler Finance North America LLC	2.450%	5/18/20	2,740	2,737
3 Daimler Finance North America LLC	3.875%	9/15/21	3,961	4,170
Ford Motor Credit Co. LLC	2.375%	3/12/19	45,000	44,895
Ford Motor Credit Co. LLC	3.157%	8/4/20	26,655	26,726
Home Depot Inc.	2.250%	9/10/18	39,555	40,118
Home Depot Inc.	2.700%	4/1/23	31,170	30,996
Home Depot Inc.	4.400%	3/15/45	28,655	30,012
Lowe's Cos. Inc.	6.500%	3/15/29	39,900	50,316
Lowe's Cos. Inc.	5.500%	10/15/35	20,000	23,292
Lowe's Cos. Inc.	6.650%	9/15/37	25,905	34,063
McDonald's Corp.	2.625%	1/15/22	7,805	7,763

9

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	McDonald's Corp.	3.250%	6/10/24	5,460	5,593
3	Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	45,065
3	Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	46,404
3	Nissan Motor Acceptance Corp.	2.650%	9/26/18	24,990	25,289
	PACCAR Financial Corp.	1.600%	3/15/17	29,561	29,615
	Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	47,132
	Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	35,962
3	Volkswagen Group of America Finance LLC	2.450%	11/20/19	16,935	16,915
	Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	26,924
	Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	31,460
	Wal-Mart Stores Inc.	2.550%	4/11/23	38,325	37,867
	Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	138,195
	Wal-Mart Stores Inc.	4.300%	4/22/44	20,480	21,374
	Consumer Noncyclical (3.7%)
	Actavis Funding SCS	3.000%	3/12/20	37,430	37,932
	Actavis Funding SCS	3.450%	3/15/22	37,195	37,703
	Actavis Funding SCS	4.550%	3/15/35	14,265	13,975
	Actavis Funding SCS	4.850%	6/15/44	18,000	17,867
	Altria Group Inc.	4.750%	5/5/21	23,376	25,451
	Altria Group Inc.	2.850%	8/9/22	18,810	18,772
	Altria Group Inc.	4.500%	5/2/43	10,705	10,896
	AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,676
	Amgen Inc.	3.875%	11/15/21	13,315	13,928
	Amgen Inc.	5.150%	11/15/41	36,380	38,247
3	Amgen Inc.	4.563%	6/15/48	4,540	4,377
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	23,914
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	75,400	76,422
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	68,045	68,643
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	156,200	163,356
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	99,460	106,136
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	117,831	115,413
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,610	17,818
1	Ascension Health	4.847%	11/15/53	44,750	48,590
	AstraZeneca plc	1.950%	9/18/19	12,065	12,058
	AstraZeneca plc	2.375%	11/16/20	44,480	44,241
	AstraZeneca plc	6.450%	9/15/37	23,385	29,982
	AstraZeneca plc	4.375%	11/16/45	30,240	30,021
1,3,4	Avery Point IV CLO Ltd.	2.402%	4/25/26	46,220	46,228
3	BAT International Finance plc	2.750%	6/15/20	21,250	21,351
3	BAT International Finance plc	3.250%	6/7/22	58,280	59,355
3	BAT International Finance plc	3.500%	6/15/22	8,980	9,200
3	Bayer US Finance LLC	2.375%	10/8/19	7,510	7,517
3	Bayer US Finance LLC	3.000%	10/8/21	46,850	46,999
3	Bayer US Finance LLC	3.375%	10/8/24	11,700	11,587
	Biogen Inc.	2.900%	9/15/20	21,115	21,403
	Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	42,178
	Cardinal Health Inc.	2.400%	11/15/19	27,350	27,543
	Cardinal Health Inc.	3.200%	3/15/23	13,035	13,133
	Cardinal Health Inc.	3.500%	11/15/24	24,705	25,002
	Cardinal Health Inc.	4.500%	11/15/44	28,805	27,849
3	Cargill Inc.	6.000%	11/27/17	25,000	26,151
3	Cargill Inc.	4.307%	5/14/21	60,532	64,790
3	Cargill Inc.	6.875%	5/1/28	19,355	23,975
3	Cargill Inc.	4.760%	11/23/45	30,615	32,385
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,140	2,141
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	9,745	9,840
1	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	27,980	24,805
	Celgene Corp.	2.250%	5/15/19	6,565	6,582
	Celgene Corp.	3.550%	8/15/22	18,400	18,840
	Coca-Cola Co.	3.300%	9/1/21	10,075	10,488
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,208
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,062
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	30,936	31,118

10

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	34,762
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,142
Diageo Capital plc	2.625%	4/29/23	48,310	47,858
Diageo Investment Corp.	2.875%	5/11/22	26,991	27,257
Dignity Health California GO	2.637%	11/1/19	5,595	5,641
Dignity Health California GO	3.812%	11/1/24	11,415	11,489
Eli Lilly & Co.	3.700%	3/1/45	24,450	22,998
3 EMD Finance LLC	2.950%	3/19/22	23,660	23,604
3 EMD Finance LLC	3.250%	3/19/25	47,000	46,039
3 Forest Laboratories Inc.	4.875%	2/15/21	9,000	9,698
4 General Mills Inc.	6.390%	2/5/23	50,000	56,959
Gilead Sciences Inc.	2.550%	9/1/20	26,330	26,499
Gilead Sciences Inc.	3.700%	4/1/24	26,895	27,560
Gilead Sciences Inc.	3.500%	2/1/25	22,335	22,356
Gilead Sciences Inc.	4.500%	2/1/45	32,375	31,741
Gilead Sciences Inc.	4.750%	3/1/46	7,340	7,510
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,740	31,691
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	52,621
GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	29,135
3 Imperial Tobacco Finance plc	3.750%	7/21/22	20,495	20,927
3 Japan Tobacco Inc.	2.100%	7/23/18	22,200	22,282
Kaiser Foundation Hospitals	3.500%	4/1/22	20,786	21,460
Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	15,847
Kraft Heinz Foods Co.	5.000%	7/15/35	8,940	9,435
Kraft Heinz Foods Co.	4.375%	6/1/46	16,070	15,180
McKesson Corp.	2.700%	12/15/22	7,710	7,501
McKesson Corp.	2.850%	3/15/23	7,620	7,424
Medtronic Inc.	1.375%	4/1/18	13,520	13,496
Medtronic Inc.	2.500%	3/15/20	34,350	34,675
Medtronic Inc.	3.150%	3/15/22	57,630	58,986
Medtronic Inc.	3.625%	3/15/24	10,350	10,711
Medtronic Inc.	3.500%	3/15/25	76,150	77,929
Medtronic Inc.	4.375%	3/15/35	9,889	10,217
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	15,150	14,965
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,055	10,734
Merck & Co. Inc.	2.350%	2/10/22	30,760	30,524
Merck & Co. Inc.	2.800%	5/18/23	54,775	54,947
Merck & Co. Inc.	2.750%	2/10/25	47,090	46,152
Merck & Co. Inc.	6.550%	9/15/37	10,000	13,144
Merck & Co. Inc.	4.150%	5/18/43	22,090	22,393
Molson Coors Brewing Co.	3.500%	5/1/22	16,525	17,077
Molson Coors Brewing Co.	5.000%	5/1/42	6,465	6,649
New York & Presbyterian Hospital	4.024%	8/1/45	28,410	27,650
Novartis Capital Corp.	3.400%	5/6/24	16,695	17,230
Novartis Capital Corp.	4.400%	5/6/44	25,896	27,606
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	2,001
PepsiCo Inc.	2.750%	3/1/23	29,800	29,788
PepsiCo Inc.	4.000%	3/5/42	51,391	50,547
Pfizer Inc.	3.000%	6/15/23	47,025	47,761
Philip Morris International Inc.	4.500%	3/26/20	8,250	8,850
Philip Morris International Inc.	4.125%	5/17/21	43,025	46,011
Philip Morris International Inc.	2.500%	8/22/22	21,645	21,339
Philip Morris International Inc.	2.625%	3/6/23	46,850	46,100
Philip Morris International Inc.	4.875%	11/15/43	6,185	6,600
1 Procter & Gamble - Esop	9.360%	1/1/21	27,935	32,360
3 Roche Holdings Inc.	2.875%	9/29/21	33,000	33,560
3 SABMiller Holdings Inc.	3.750%	1/15/22	2,390	2,492
3 SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,411
Sanofi	4.000%	3/29/21	44,090	47,024
3 Sigma Alimentos SA de CV	4.125%	5/2/26	19,205	18,223
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	37,215	35,077
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	9,045	8,337
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	14,790	12,816
The Kroger Co.	3.850%	8/1/23	10,770	11,182

11

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
The Kroger Co.	4.000%	2/1/24	22,290	23,267
The Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,656
Unilever Capital Corp.	4.250%	2/10/21	95,235	102,613
Wyeth LLC	5.950%	4/1/37	25,000	30,764
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	35,537
Energy (1.7%)
3 BG Energy Capital plc	4.000%	10/15/21	5,000	5,309
BP Capital Markets plc	1.846%	5/5/17	25,000	25,063
BP Capital Markets plc	4.750%	3/10/19	27,215	28,856
BP Capital Markets plc	2.315%	2/13/20	5,855	5,847
BP Capital Markets plc	4.500%	10/1/20	16,000	17,166
BP Capital Markets plc	3.062%	3/17/22	43,130	43,535
BP Capital Markets plc	3.245%	5/6/22	35,000	35,657
BP Capital Markets plc	2.500%	11/6/22	22,000	21,293
BP Capital Markets plc	3.994%	9/26/23	16,185	16,949
BP Capital Markets plc	3.814%	2/10/24	38,938	40,241
BP Capital Markets plc	3.506%	3/17/25	50,285	50,860
Chevron Corp.	3.191%	6/24/23	49,470	50,512
ConocoPhillips	5.200%	5/15/18	80,000	83,803
ConocoPhillips	5.750%	2/1/19	7,510	8,081
ConocoPhillips	6.000%	1/15/20	3,680	4,056
ConocoPhillips Co.	2.875%	11/15/21	26,575	26,680
ConocoPhillips Co.	3.350%	11/15/24	8,470	8,338
ConocoPhillips Co.	3.350%	5/15/25	9,440	9,258
ConocoPhillips Co.	4.950%	3/15/26	4,385	4,759
ConocoPhillips Co.	4.300%	11/15/44	60,450	57,843
Devon Energy Corp.	3.250%	5/15/22	18,600	18,102
Dominion Gas Holdings LLC	3.550%	11/1/23	21,445	21,938
EOG Resources Inc.	5.625%	6/1/19	23,100	24,976
Exxon Mobil Corp.	2.222%	3/1/21	14,165	14,138
Exxon Mobil Corp.	2.726%	3/1/23	11,910	11,890
Exxon Mobil Corp.	3.043%	3/1/26	8,115	8,022
Exxon Mobil Corp.	4.114%	3/1/46	12,060	12,017
Halliburton Co.	3.500%	8/1/23	78,795	79,182
Noble Energy Inc.	4.150%	12/15/21	15,961	16,496
Occidental Petroleum Corp.	4.100%	2/1/21	39,240	41,641
Occidental Petroleum Corp.	2.700%	2/15/23	10,750	10,535
Occidental Petroleum Corp.	3.400%	4/15/26	28,910	28,848
Occidental Petroleum Corp.	4.400%	4/15/46	22,650	22,337
Phillips 66	4.875%	11/15/44	10,800	10,999
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	55,000	53,552
3 Schlumberger Holdings Corp.	3.000%	12/21/20	30,755	31,262
3 Schlumberger Investment SA	2.400%	8/1/22	23,925	23,335
Schlumberger Investment SA	3.650%	12/1/23	44,520	46,202
Shell International Finance BV	4.375%	3/25/20	28,875	30,772
Shell International Finance BV	3.250%	5/11/25	11,051	11,005
Shell International Finance BV	4.125%	5/11/35	46,100	45,837
Shell International Finance BV	5.500%	3/25/40	12,990	14,813
Shell International Finance BV	4.375%	5/11/45	96,700	95,543
Suncor Energy Inc.	5.950%	12/1/34	20,700	23,629
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	30,900	32,578
Total Capital International SA	1.550%	6/28/17	44,415	44,470
Total Capital International SA	2.700%	1/25/23	36,510	36,251
Total Capital International SA	3.750%	4/10/24	41,500	43,380
Total Capital SA	2.125%	8/10/18	42,000	42,316
TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	49,294
TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	52,068
Other Industrial (0.0%)
3 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,160
1 Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	26,665
Technology (0.9%)
Apple Inc.	2.850%	5/6/21	44,000	44,920
Apple Inc.	3.450%	5/6/24	39,950	41,093

12

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	3.250%	2/23/26	37,631	37,820
Apple Inc.	2.450%	8/4/26	43,466	40,786
Apple Inc.	3.850%	5/4/43	17,000	15,991
Apple Inc.	4.450%	5/6/44	5,075	5,168
Apple Inc.	3.850%	8/4/46	36,890	34,563
Cisco Systems Inc.	4.450%	1/15/20	24,095	25,822
Cisco Systems Inc.	2.900%	3/4/21	13,350	13,635
Cisco Systems Inc.	2.500%	9/20/26	15,676	14,815
Intel Corp.	4.100%	5/19/46	51,605	50,610
International Business Machines Corp.	8.375%	11/1/19	25,000	29,476
International Business Machines Corp.	3.375%	8/1/23	70,925	72,878
International Business Machines Corp.	3.625%	2/12/24	35,000	36,343
International Business Machines Corp.	5.875%	11/29/32	25,000	31,224
Microsoft Corp.	2.375%	2/12/22	24,670	24,594
Microsoft Corp.	3.625%	12/15/23	16,000	16,768
Microsoft Corp.	3.125%	11/3/25	31,615	31,930
Microsoft Corp.	2.400%	8/8/26	53,545	50,706
Microsoft Corp.	3.500%	2/12/35	23,520	22,347
Microsoft Corp.	3.450%	8/8/36	65,320	61,694
Microsoft Corp.	4.450%	11/3/45	14,250	14,978
Microsoft Corp.	3.700%	8/8/46	61,115	56,435
Oracle Corp.	2.500%	5/15/22	46,930	46,461
Oracle Corp.	2.950%	5/15/25	13,635	13,378
Transportation (0.4%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,789
Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	21,646
Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	22,050
1 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	23,739	26,291
3 ERAC USA Finance LLC	2.350%	10/15/19	27,135	27,149
3 ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,965
3 ERAC USA Finance LLC	7.000%	10/15/37	32,995	41,524
3 ERAC USA Finance LLC	5.625%	3/15/42	10,000	10,844
1 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	22,631	24,778
FedEx Corp.	2.700%	4/15/23	23,430	23,137
FedEx Corp.	4.900%	1/15/34	10,610	11,249
FedEx Corp.	3.875%	8/1/42	5,095	4,552
FedEx Corp.	4.100%	4/15/43	20,500	18,958
FedEx Corp.	5.100%	1/15/44	18,015	19,156
Kansas City Southern	4.950%	8/15/45	33,985	34,587
Southwest Airlines Co.	5.750%	12/15/16	32,500	32,541
1 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	16,038	17,802
United Parcel Service Inc.	2.450%	10/1/22	17,950	17,845
United Parcel Service Inc.	4.875%	11/15/40	14,815	16,616
				10,011,830
Utilities (2.0%)
Electric (1.9%)
Alabama Power Co.	5.550%	2/1/17	17,650	17,771
Alabama Power Co.	5.700%	2/15/33	15,000	17,394
Alabama Power Co.	3.750%	3/1/45	24,430	22,964
Ameren Illinois Co.	6.125%	12/15/28	54,000	63,310
Berkshire Hathaway Energy Co.	6.125%	4/1/36	43,116	53,493
Berkshire Hathaway Energy Co.	6.500%	9/15/37	10,301	13,159
Commonwealth Edison Co.	4.350%	11/15/45	8,130	8,499
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	14,469
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	25,505
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	12,483
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	38,198
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	51,625	53,168
Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,179
4 Dominion Resources Inc.	2.962%	7/1/19	18,210	18,441
Dominion Resources Inc.	5.200%	8/15/19	19,250	20,783
Dominion Resources Inc.	3.625%	12/1/24	29,400	29,621

13

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	9,383
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	19,090
Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	53,185
Duke Energy Corp.	2.650%	9/1/26	11,775	10,912
Duke Energy Corp.	4.800%	12/15/45	44,700	46,705
Duke Energy Corp.	3.750%	9/1/46	9,940	8,812
Duke Energy Florida LLC	6.350%	9/15/37	8,000	10,329
Duke Energy Florida LLC	6.400%	6/15/38	27,055	35,157
Duke Energy Progress LLC	6.300%	4/1/38	14,705	18,929
Duke Energy Progress LLC	4.200%	8/15/45	32,825	33,037
Eversource Energy	4.500%	11/15/19	3,535	3,772
Eversource Energy	3.150%	1/15/25	5,025	4,955
Florida Power & Light Co.	5.650%	2/1/35	50,000	58,378
Florida Power & Light Co.	4.950%	6/1/35	10,000	11,162
Florida Power & Light Co.	5.650%	2/1/37	5,000	6,056
Florida Power & Light Co.	5.950%	2/1/38	39,215	49,467
3 Fortis Inc.	3.055%	10/4/26	28,565	26,773
Georgia Power Co.	5.400%	6/1/18	38,660	40,823
Georgia Power Co.	5.950%	2/1/39	16,822	20,137
Georgia Power Co.	4.750%	9/1/40	9,893	10,413
Georgia Power Co.	4.300%	3/15/42	30,375	30,276
MidAmerican Energy Co.	4.250%	5/1/46	3,925	4,031
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	62,702
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	39,576
Northern States Power Co.	6.250%	6/1/36	50,000	64,879
Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,143
Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	18,996
Pacific Gas & Electric Co.	3.750%	2/15/24	12,250	12,787
Pacific Gas & Electric Co.	5.125%	11/15/43	11,255	12,785
PacifiCorp	2.950%	6/1/23	29,675	29,873
PacifiCorp	5.900%	8/15/34	12,500	14,687
PacifiCorp	6.250%	10/15/37	36,635	47,356
PECO Energy Co.	5.350%	3/1/18	20,545	21,509
Potomac Electric Power Co.	6.500%	11/15/37	25,000	32,710
Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	26,422
San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,401
Sierra Pacific Power Co.	3.375%	8/15/23	34,040	34,857
South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,376
South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	41,603
South Carolina Electric & Gas Co.	4.100%	6/15/46	19,800	19,430
South Carolina Electric & Gas Co.	5.100%	6/1/65	23,540	24,360
Southern California Edison Co.	2.400%	2/1/22	4,295	4,273
Southern California Edison Co.	6.000%	1/15/34	7,695	9,500
Southern California Edison Co.	5.550%	1/15/37	50,475	60,116
Southern California Edison Co.	5.950%	2/1/38	40,000	50,722
Southern California Edison Co.	3.600%	2/1/45	3,560	3,314
Southern Co.	2.450%	9/1/18	9,395	9,487
Southern Co.	2.950%	7/1/23	48,400	47,835
Southern Co.	4.400%	7/1/46	30,000	29,314
Virginia Electric & Power Co.	2.750%	3/15/23	34,540	34,271
Virginia Electric & Power Co.	6.000%	5/15/37	1,740	2,150
Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	20,843
Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	54,630
Natural Gas (0.1%)
3 KeySpan Gas East Corp.	2.742%	8/15/26	25,345	24,045
Nisource Finance Corp.	5.250%	2/15/43	14,588	15,996
NiSource Finance Corp.	4.800%	2/15/44	10,370	10,671

				1,841,838

Total Corporate Bonds (Cost $18,684,831)				19,428,466

Sovereign Bonds (1.8%)
5 Canadian Treasury Bill	0.000%	12/15/16	100,000	74,429
3 CDP Financial Inc.	4.400%	11/25/19	40,000	42,888

14

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Electricite de France SA	4.600%	1/27/20	50,000	53,110
3	Electricite de France SA	4.875%	1/22/44	1,775	1,753
3	Electricite de France SA	4.950%	10/13/45	15,100	15,054
1,3	Electricite de France SA	5.250%	1/29/49	19,810	18,820
1,3	Electricite de France SA	5.625%	12/29/49	10,210	9,712
	Export-Import Bank of Korea	1.750%	5/26/19	75,100	74,809
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	48,876
6	Japan Treasury Discount Bill	0.000%	12/12/16	7,890,000	68,997
6	Japan Treasury Discount Bill	0.000%	2/13/17	7,900,000	69,094
6	Japan Treasury Discount Bill	0.000%	2/27/17	8,290,000	72,515
6	Japan Treasury Discount Bill	0.000%	3/6/17	5,590,000	48,906
3	Kingdom of Saudi Arabia	2.375%	10/26/21	46,405	45,221
	Korea Development Bank	2.875%	8/22/18	37,605	38,258
	Korea Development Bank	2.500%	3/11/20	78,800	78,654
5	Ontario T-Bill	0.000%	12/7/16	24,630	18,333
5	Ontario T-Bill	0.000%	12/14/16	36,090	26,859
5	Ontario T-Bill	0.000%	12/21/16	40,750	30,326
3	Petroleos Mexicanos	5.500%	2/4/19	13,315	13,772
	Province of Ontario	4.000%	10/7/19	56,415	59,720
	Province of Ontario	4.400%	4/14/20	50,000	53,910
	Province of Ontario	2.500%	4/27/26	40,160	38,827
	Quebec	2.500%	4/20/26	145,430	139,336
5	Quebec T-Bill	0.000%	12/16/16	32,425	24,133
5	Quebec T-Bill	0.000%	12/23/16	33,706	25,080
3	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	62,500	62,155
3	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	62,500	59,889
3	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	51,455	52,276
	Statoil ASA	2.250%	11/8/19	22,515	22,648
	Statoil ASA	2.900%	11/8/20	57,210	58,256
	Statoil ASA	2.750%	11/10/21	32,860	33,164
	Statoil ASA	2.450%	1/17/23	15,017	14,619
	Statoil ASA	2.650%	1/15/24	14,000	13,691
	Statoil ASA	3.700%	3/1/24	25,320	26,404
	Statoil ASA	3.250%	11/10/24	29,975	30,296
3	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	44,186
7	United Kingdom Treasury Bill	0.000%	1/3/17	59,000	73,843
	United Mexican States	3.500%	1/21/21	13,956	14,177
	United Mexican States	3.600%	1/30/25	12,000	11,470

Total Sovereign Bonds (Cost $1,709,759)					1,708,466

Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown Development Authority
	Revenue	6.875%	2/1/21	6,695	7,434
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	40,000	54,361
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	27,735	39,849
	California GO	5.700%	11/1/21	16,840	19,420
	California GO	7.550%	4/1/39	43,215	63,895
	California GO	7.300%	10/1/39	11,800	16,638
	California GO	7.625%	3/1/40	3,510	5,155
	California GO	7.600%	11/1/40	34,800	52,128
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	10,296
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	25,680	28,266
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	11,714
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	15,230	18,889
	Chicago Transit Authority	6.899%	12/1/40	27,070	33,574
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	39,278
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	48,355	59,805
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	40,435	47,486
	Houston TX GO	6.290%	3/1/32	23,740	28,329

15

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois GO	5.100%	6/1/33	61,950	55,475
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	36,066
Kansas Development Finance Authority Revenue	4.927%	4/15/45	12,180	12,863
8 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	50,000	57,131
Los Angeles CA Community College District GO	6.750%	8/1/49	13,625	19,586
Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	68,942
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	24,531
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	21,685	27,059
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	22,105	27,856
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	50,929
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,599
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,255
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	16,995	22,095
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	4,000	5,338
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	15,895
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	20,313
North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	85,366
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	25,930	32,674
Oregon GO	5.902%	8/1/38	19,510	24,554
8 Oregon School Boards Association GO	5.528%	6/30/28	50,000	58,646
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	15,301
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,073
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	53,277
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	23,509
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,229
Stanford University	6.875%	2/1/24	34,745	43,773
Stanford University	7.650%	6/15/26	29,000	38,997
University of California	3.931%	5/15/45	22,370	21,917
University of California Regents Medical Center
Revenue	6.548%	5/15/48	18,650	24,482
University of California Regents Medical Center
Revenue	6.583%	5/15/49	31,110	40,900
University of California Revenue	4.601%	5/15/31	21,975	24,305
University of California Revenue	5.770%	5/15/43	24,325	29,680
University of California Revenue	4.765%	5/15/44	5,980	6,308

Total Taxable Municipal Bonds (Cost $1,330,076)				1,540,441

16

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

					Market
					Value
		Coupon		Shares	($000)

Temporary Cash Investments (2.9%)
Money Market Fund (0.2%)
9,10	Vanguard Market Liquidity Fund	0.691%		2,067,416	206,762

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreements (0.9%)
	Bank of America Securities, LLC(Dated 11/30/16,
	Repurchase Value $353,203,000 collateralized by
	Federal Home Loan Mortgage Corp. 2.500%,
	10/1/31, Federal National Mortgage Assn. 2.220%-
	5.000%, 1/1/41-5/1/46, Government National
	Mortgage Assn. 3.000%-3.500%, 3/20/45-10/20/46,
	with a value of $360,264,000)	0.280%	12/1/16	353,200	353,200
	Citigroup Global Markets Inc.(Dated 11/30/16,
	Repurchase Value $198,901,000 collateralized by
	U.S. Treasury Bill 0.000%, 12/8/16, U.S. Treasury
	Note/Bond 0.750%-3.125%, 1/15/17-2/15/43, with a
	value of $202,878,000)	0.260%	12/1/16	198,900	198,900
	RBC Capital Markets LLC(Dated 11/30/16, Repurchase
	Value $236,102,000 collateralized by Federal Home
	Loan Mortgage Corp. 2.245%-4.000%, 9/1/28-
	12/1/46, Federal National Mortgage Assn. 2.240%-
	4.500%, 11/1/30-12/1/46, Government National
	Mortgage Assn. 2.125%-3.000%, 12/20/39-6/20/45,
	with a value of $240,822,000)	0.260%	12/1/16	236,100	236,100
	TD Securities (USA) LLC(Dated 11/30/16, Repurchase
	Value $93,601,000 collateralized by Federal Home
	Loan Bank 0.625%, 11/23/18, U.S. Treasury Note
	/Bond 2.125%-6.250%, 5/15/19-5/15/30, with a value
	of $95,472,000)	0.270%	12/1/16	93,600	93,600
					881,800
U.S. Government and Agency Obligations (1.3%)
11	Federal Home Loan Bank Discount Notes	0.345%	12/2/16	39,400	39,400
11	Federal Home Loan Bank Discount Notes	0.340%	12/6/16	50,000	49,998
11	Federal Home Loan Bank Discount Notes	0.350%	12/9/16	220,000	219,982
11	Federal Home Loan Bank Discount Notes	0.300%	12/22/16	250,000	249,945
11	Federal Home Loan Bank Discount Notes	0.370%	12/27/16	274,000	273,926
11	Federal Home Loan Bank Discount Notes	0.365%	12/28/16	150,000	149,958
	United States Treasury Bill	0.353%	12/15/16	233,000	232,986
					1,216,195

				Shares
Commercial Paper (0.5%)
12	Apple Inc.	0.420%	12/6/16	76,875	76,870
12	DNB Bank ASA	0.440%	12/6/16	75,000	74,995
12	DNB Bank ASA	0.510%	12/22/16	75,000	74,980
12	International Business Machines
	Corp.	0.580%	12/22/16	200,000	199,940

					426,785

Total Temporary Cash Investments (Cost $2,731,513)					2,731,542

Total Investments (99.9%) (Cost $72,809,173)					92,889,015
Other Assets and Liabilities—Net (0.1%)[10,13]					74,436

Net Assets (100%)					92,963,451

17

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2016

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $201,143,000.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate value of these securities was $3,775,563,000, representing 4.1% of net assets.
4 Adjustable-rate security.
5 Face amount denominated in Canadian dollars.
6 Face amount denominated in Japanese yen.
7 Face amount denominated in British pounds.
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Includes collateral received for securities on loan, which consists of $206,762,000 in securities and $8,371,000 in cash.
11 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
12 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At November 30, 2016, the aggregate value of these securities was
$426,785,000, representing 0.5% of net assets.
13 Cash of $3,423,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

18

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© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA210 012017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

January 12, 2017

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 17, 2017
VANGUARD WELLINGTON FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 17, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.